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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5341

Strong Discovery Fund, Inc., on behalf

of Strong Discovery Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Growth

Funds

Strong Blue Chip Fund

Strong Discovery Fund

Strong Endeavor Fund

Strong Large Cap Growth Fund

Strong U.S. Emerging Growth Fund

Strong Enterprise Fund

Strong Growth 20 Fund

Strong Growth Fund

Strong Large Company Growth Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Growth

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss Strong Financial Corporation

Strong Blue Chip Fund

The Strong Blue Chip Fund posted a return of 12.68% for the twelve months ended December 31, 2004. This placed it ahead of its broad-based benchmark, the Standard and Poor’s 500, which returned 10.87% for the same period.

A narrow market for much of the year

While equity markets were at times volatile during the first nine months of 2004, for the most part stocks fluctuated within a relatively narrow band. This breather was not entirely surprising given 2003’s strong gains, but other factors played a role in keeping equity returns mild for most of the year, including the continuing situation in Iraq, impending Federal Reserve interest-rate hikes, high energy prices, and worries about the impact of slowing Chinese growth on the Asian regional and global economies.

April was a particularly challenging month for the markets and the Fund, as a sharp improvement in employment data provoked fears of inflation and higher interest rates. Because the Fund had significant positions in stocks that were negatively affected by such concerns, performance suffered during this time. Investor sentiment began to improve somewhat near the end of May, as the market once again focused its attention on the good news regarding strong corporate profits and new job creation. Holdings that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the first half of the year.

Change came in the fourth quarter

Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs. The quick resolution to the November elections — unlike the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year.

The Fed raised rates a total of five times before the end of the year, bringing the target rate up to 2.25% from 1.00%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Factors driving Fund performance

In the first half of the year, the Fund’s energy holdings contributed positively to performance. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

Later in the year, many of the Fund’s gains took place in such cyclical sectors as materials, select technology, and industrial stocks. This was indicative of improving investor sentiment with respect to the sustainability of the economic recovery. We had significant holdings in these areas, including Phelps Dodge and Nucor. Home sales continued to be strong, allowing our investments among homebuilders to make meaningful contributions to the Fund’s performance. Internet companies Ebay and Yahoo! also had a positive impact on the Fund’s returns.

Our focus on large capitalization stocks hurt our results over the year, as smaller-company stocks on the whole outperformed larger-cap stocks. We were nonetheless able to comfortably outpace the Fund’s benchmark for the year.

Our investment outlook

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again are paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings have been strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Although energy prices remain an area of concern — despite recent declines — we believe that even at higher levels, oil prices are not likely to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

Effective January 1, 2005, John S. Dale, CFA, and Gary E. Nussbaum, CFA, of Peregrine Capital Management, Inc., became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Growth Fund on or about April 11, 2005.

Thank you for your investment in the Strong Blue Chip Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Strong Blue Chip Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

eBay, Inc.	5.3%
ConocoPhillips	4.7%
Yahoo! Inc.	4.1%
America Movil ADR Series L	3.8%
QUALCOMM, Inc.	3.7%
General Electric Company	3.7%
Tyco International, Ltd.	3.7%
Burlington Resources, Inc.	3.6%
D.R. Horton, Inc.	3.6%
Starwood Hotels & Resorts Worldwide, Inc.	3.5%

Top Ten	39.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	12.68%
5-year	-9.23%
Since Fund Inception (6-30-97)	3.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	12.6%
Oil & Gas — International Integrated	8.9%
Telecommunications — Wireless Services	7.2%
Oil & Gas — United States Exploration & Production	5.8%
Building — Resident/Commercial	5.7%
Internet — E*Commerce	5.3%
Internet — Content	4.1%
Telecommunications — Wireless Equipment	3.7%
Leisure — Hotels & Motels	3.5%
Steel — Producers	3.5%

Top Ten	60.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Discovery Fund

The stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Discovery Fund’s value rose by 15.69%, compared to the Fund’s broad-based benchmark, the Russell 2000 Index, which advanced 18.33%. While the Fund delivered strong returns to shareholders, it lagged the benchmark, as the Fund’s growth style underperformed the broader market.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, rising short-term interest rates, increasing energy prices, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported increased stock prices. Investor expectations vacillated from optimistic to dubious with each economic statistic that was released. While an improving economy and stock market were evident, investor satisfaction with the level of growth and sustainability was continually debated.

Investigative approach to investing

Throughout the year, we faithfully executed our intensive research process of “surrounding the company” in order to attempt to generate competitive returns for the Fund’s shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, investigations of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that will produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings and specifically, we can gain a better understanding of where the growth is being generated.

In addition to our research process, our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investments’ position in the portfolio to be further justified. This is a well-established and respected practice of all team members that we expect to continue to assist us in assessing the risk and reward of every investment.

Marvel Enterprises and Equinix stood out

One result of our intensive research and inquisitive mindset was the Fund’s position in Marvel Enterprises. During 2004, this character-based entertainment company with interests in toy development and publishing continued to strengthen its licensing-based business model, as investors saw Spiderman return to the screen. In the process, the company may have gained valuable leverage in negotiating licensing agreements, and, we believe, laid potential groundwork for other fruitful uses of its vast pipeline of characters.

Our extensive research also enabled us to analyze interesting growth opportunities within technology. Due to increases in broadband penetration, multimedia content, and wireless data, Internet demand has been growing at an accelerated pace. One specific Fund holding that benefited from this trend was Equinix, the largest U.S. manager of data centers, which houses servers of corporations and Web portals. The company’s competitive advantage is their industry-leading aggregation of networks, which provides on-site direct interconnect access to more than 170 bandwidth providers representing more than 90% of the world’s Internet traffic. This service (of direct interconnect to the network) provides customers with access to the lowest-cost, highest-performance solution because it is a direct interconnect as opposed to other business models that require third parties.

During 2004, a holding that did not perform to our expectations was GrafTech International. This company manufactures and provides high-quality natural and synthetic graphite and carbon products and services for a variety of end markets. During the year, GrafTech incurred margin pressure due to an unexpected increase in commodity costs. Unfortunately, due to terms in the majority of long-term contracts, the company was not able to pass through the increased cost to customers. We liquidated the Fund’s position because we believed commodity costs would remain at higher levels. Therefore, the company would have continued expense pressure, impacting earnings for the foreseeable future resulting in GrafTech underperforming the markets expectations.

Outlook for 2005

As we enter 2005, we believe the key question is not whether the economy will grow but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings.

The market remains constructive, as investors climb a “wall of worry” with concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow, but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we plan to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund with an eye toward owning companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Discovery Fund, the successor to the Strong Discovery Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Discovery Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Strong Discovery Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Marvel Enterprises, Inc.	2.4%
NII Holdings, Inc. Class B	2.3%
Lyondell Petrochemical Company	2.1%
Abercrombie & Fitch Company Class A	2.0%
Expeditors International of Washington, Inc.	2.0%
Digene Corporation	1.9%
Pan American Silver Corporation	1.9%
Harman International Industries, Inc.	1.9%
Marvell Technology Group, Ltd.	1.8%
TIBCO Software, Inc.	1.8%

Top Ten	20.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	15.69%
5-year	8.78%
10-year	10.04%
Since Fund Inception (12-31-87)	12.75%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	7.0%
Internet — E*Commerce	6.8%
Medical — Biomedical/Biotechnology	6.1%
Telecommunications — Wireless Services	5.2%
Computer Software — Enterprise	3.2%
Computer Software — Security	2.9%
Oil & Gas — United States Exploration & Production	2.7%
Oil & Gas — Drilling	2.5%
Leisure — Toys/Games/Hobby	2.4%
Medical — Systems/Equipment	2.2%

Top Ten	41.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Endeavor Fund

The stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Endeavor Fund rose by 14.16%, compared to its broad-based benchmark, the Standard & Poor’s 500 Index, which advanced 10.87%. The Fund outperformed its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the highly publicized disappointments during the period.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year, we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for Fund shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management, and channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that have the potential to produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that expect to continue to assist us in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, many companies that produce energy and those that make equipment to recover energy performed well.

The Fund held one of these, Canadian Natural Resources, a premier exploration and production company. The company’s Horizon oil sands project, currently under construction in Alberta, Canada, is expected to come on line in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, the company has holdings in the North Sea and West Africa.

Another top performer for the Fund for the year was Yahoo!. One of the key drivers for this online media company was an increase in online advertising. During the period, online media represented almost 15% of total media consumption by consumers and continued to gain market share. However, only 3 to 5% of total advertising dollars were spent online. If recent trends persist, we believe this gap could start to close in 2005. Yahoo!’s competitive advantages are its breadth of offerings to advertisers, its global reach and its breadth of product offerings on wireline and wireless devices.

Despite solid fundamental results, Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry; numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we plan to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Capital Growth Fund, the successor to the Strong Large Company Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Endeavor Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Strong Endeavor Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of April 2001.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.3%
Sprint Corporation	4.7%
WellPoint, Inc.	4.5%
EMC Corporation	4.0%
Dell, Inc.	3.9%
General Electric Company	3.8%
Phelps Dodge Corporation	2.9%
Halliburton Company	2.7%
Oracle Systems Corporation	2.7%
Texas Instruments, Inc.	2.7%

Top Ten	37.2%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	14.16%
3-year	2.29%
Since Fund Inception (4-6-01)	1.67%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	7.2%
Electronics — Semiconductor Manufacturing	7.0%
Telecommunications — Wireless Equipment	5.5%
Internet — Content	5.3%
Diversified Operations	5.2%
Telecommunications — Services	4.7%
Medical — Health Maintenance Organizations	4.5%
Computer — Manufacturers	4.3%
Computer — Data Storage	4.0%
Metal Ores — Miscellaneous	2.9%

Top Ten	50.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Large Cap Growth Fund

In a second consecutive year of positive performance following the long bear market, the Strong Large Cap Growth Fund gained 8.64% during the 12 months ending December 31, 2004. The Fund’s broad-based benchmark, the Standard & Poor’s 500 Index, returned 10.87% during the same time.

Higher growth and interest rates

The U.S. economy continued to grow at a healthy pace in 2004 despite the Federal Reserve Board’s policy of sustained but moderate interest rate hikes and the sharp increase in energy prices during most of the year. Stocks generally responded favorably to strong earnings growth, which drove most shares higher. However, the large-capitalization growth stock segment of the market was the market’s weakest-performing area for the fifth straight year. Large-cap stocks tended to trail small-cap stocks, while growth generally underperformed value.

The Fund performed well by focusing the portfolio’s investments on the “haves” versus the “have-nots” in the economy. In other words, we continued to favor growth companies with high-quality management teams that we believed could gain market share and deliver sustainable revenue and earnings growth. We also sought to avoid companies that appeared destined to become fallen growth stocks. The “haves” we sought could be found in virtually every industry — including retail, new media and Internet, energy, health care, industrials, or financial services — allowing us to build a diversified portfolio.

Stock performance

The Fund’s most successful investments in 2004 had a number of common characteristics: excellent management teams with clear visions of how to achieve growth, a differentiated business model, and sound financial management.

For example, one of the Fund’s top performers was Internet giant Yahoo!. This well-run leading online portal is helping spur the developed world’s growth in Internet usage by inventing and nurturing new services and markets that were faint dreams only a decade ago. Today, Yahoo! is a new “bellwether” in the age of broadband-driven media and e-commerce.

Another big gainer in the portfolio was retailer Target. Target hit the bull’s-eye with investors in 2004 as they shed their languishing Marshall Field’s and Mervyn’s department stores to refocus the company exclusively on its faster-growing namesake stores. Investors, ourselves included, applauded management’s moves to reinvent a company that has existed for over 100 years.

Another area of emphasis producing gains in 2004 was our exposure to energy-related stocks, which benefited from rising oil and natural gas prices. By contrast, an area we de-emphasized, to the Fund’s advantage, was the pharmaceutical sector, which we believed faced a number of headwinds for earnings growth creating difficult challenges for many once-stellar growth companies. However, Pfizer was one of our principal underperformers due to factors such as political rhetoric, generic competition, and safety concerns of a key drug. Although we were able to properly forecast these issues and reduce our position, it remained an underperformer in the portfolio.

What’s changed, what’s not

In 2005, we are beginning a new chapter by joining forces with the venerable company Wells Fargo & Company. Additionally, two of my senior partners, Brandon Nelson and Tom Ognar, officially join me as Portfolio Co-Managers of the Fund on January 1, 2005.

In many respects, these changes represent the status quo from a portfolio-management perspective, as my partners and I have worked side by side for many years. Moreover, the Fund’s investment philosophy and process have not changed. We are very excited about the future and truly appreciate your confidence and patience through the recent changes.

The Fund is expected to reorganize into the Wells Fargo Advantage Large Cap Growth Fund, the successor to the Strong Large Cap Growth Fund, on or about April 11, 2005.

We look forward to continuing to help you meet your long-term investment objectives. Thank you for your investment in the Strong Large Cap Growth Fund.

Bruce C. Olson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Strong Large Cap Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Dell, Inc.	3.1%
Target Corporation	3.1%
The Procter & Gamble Company	2.8%
Juniper Networks, Inc.	2.7%
eBay, Inc.	2.5%
Amgen, Inc.	2.4%
General Electric Company	2.4%
Johnson & Johnson	2.3%
Yahoo! Inc.	2.2%
QUALCOMM, Inc.	2.0%

Top Ten	25.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.64%
5-year	-10.74%
10-year	7.95%
Since Fund Inception (12-30-81)	11.68%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Biomedical/Biotechnology	5.4%
Medical — Products	5.4%
Computer — Local Networks	4.8%
Electronics — Semiconductor Manufacturing	4.1%
Telecommunications — Wireless Equipment	4.0%
Leisure — Gaming/Equipment	3.8%
Internet — Content	3.3%
Diversified Operations	3.3%
Computer — Manufacturers	3.1%
Retail — Major Discount Chains	3.1%

Top Ten	40.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong U.S. Emerging Growth Fund

After a very strong year for the Fund in 2003, 2004 was more difficult. For the year ended December 31, 2004, the Strong U.S. Emerging Growth Fund returned 6.51%, well behind its broad-based benchmark, the Russell 2000 Index, which returned 18.33% for the same period. The Fund’s underperformance occurred primarily in the year’s first and third quarters. During the second and fourth quarters, the Fund’s performance was more closely in line with the benchmark.

Factors affecting performance

There were two primary factors driving the Fund’s underperformance. First, small- and mid-cap growth stocks dramatically underperformed their respective value counterparts. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery and thus to lose confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve Board signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favored for this portfolio — the most.

The third quarter brought more uncertainty about the sustainability of the U.S. economic recovery. For one thing, the Fed kept upward pressure on interest rates with hikes of one-quarter of a percentage point in August and September following the June increase. Moreover, the price of crude oil continued to push higher, stoking fears that the high cost of energy would siphon disposable cash from other areas of the economy. In response, growth stocks significantly underperformed the broader market during the third quarter. In fact, according to a Merrill Lynch study of growth versus value strategies, during the first three quarters of 2004, the fastest-growing companies had the worst performance.

In the fourth quarter, the broader market turned in a strong rally in which mid- and small-cap growth stocks fully participated. Although the Fund posted a double-digit gain for the quarter, it nevertheless underperformed for the year.

The other reason for the Fund’s underperformance was unfavorable stock selection. One company that provided tremendous returns in 2003, Odyssey HealthCare, unexpectedly lowered its guidance on fourth-quarter earnings, hurting not only its own share price but also those of other companies in the hospice services industry. As one of the Fund’s largest holdings, Odyssey HealthCare negatively effected the performance of the Fund, and we sold the stock.

Positioned for a stronger economy

Throughout 2004, we did not make any substantial changes to the Fund’s overall positioning from 2003. The portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. Although the potential for further interest-rate hikes remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer term, however, we believe profit growth ultimately drives stock performance, and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

The Federal Reserve increased short-term interest rates five times in 2004 and appears ready to keep raising rates in the new year to keep inflation in check. Nevertheless, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after several Federal Reserve rate hikes, and we saw some evidence of this in the fourth quarter. Easing energy prices also represent a potentially positive influence on stock prices. Moreover, we expect to see strong corporate earnings in upcoming quarters. Given that many stocks are still at what we consider reasonable valuations, we believe such earnings improvements could help drive the prices of small- and mid-cap growth stocks higher in 2005.

Effective January 1, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Fund on or about April 11, 2005.

Thank you for your investment in the Strong U.S. Emerging Growth Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Strong U.S. Emerging Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Investors Financial Services Corporation	3.3%
JLG Industries, Inc.	3.2%
Trimble Navigation, Ltd.	3.2%
Landstar Systems, Inc.	3.1%
Shuffle Master, Inc.	2.9%
Cognizant Technology Solutions Corporation Class A	2.8%
Joy Global, Inc.	2.8%
Alamosa Holdings, Inc.	2.8%
Getty Images, Inc.	2.7%
P.F. Chang’s China Bistro, Inc.	2.6%

Top Ten	29.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	6.51%
5-year	-3.65%
Since Fund Inception (12-31-98)	8.72%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Machinery — Construction/Mining	13.5%
Transportation — Truck	6.8%
Oil & Gas — United States Exploration & Production	6.5%
Retail — Restaurants	5.7%
Telecommunications — Wireless Services	5.0%
Electronics — Semiconductor Manufacturing	4.9%
Financial Services — Miscellaneous	4.5%
Commercial Services — Market Research	4.0%
Medical — Systems/Equipment	3.9%
Telecommunications — Wireless Equipment	3.2%

Top Ten	58.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Enterprise Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Enterprise Fund returned 14.55%, compared to its broad-based benchmark, the Russell Midcap Index, which advanced 20.22%. While the Fund delivered strong returns to shareholders, it didn’t keep pace with the benchmark, as the Fund’s growth style underperformed the broader market.

During 2004, mid-cap value stocks outperformed mid-cap growth stocks by a wide margin, continuing a pattern we have seen for four of the last five years. This, of course, worked against our ability to beat the Fund’s broad-based benchmark, the Russell Midcap Index, which includes both growth and value stocks.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported rising stock prices. Investor expectations vacillated from optimistic to dubious with each economic statistic that was released. While an improving economy and stock market were evident, investor satisfaction with the level of growth and sustainability was continually debated.

Investigative approach to investing

Throughout the year we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for Fund shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that will produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

In addition to our research process, our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that will continue to assist us in assessing the risk and reward of every investment.

One result of our intensive research was the Fund’s position in St. Joe, which is engaged in town, resort, commercial and industrial development, land sales, and commercial real estate services in Northwest Florida. After meeting with management and touring numerous land developments, we concluded that Northwest Florida could be an untapped real estate market in which tremendous growth opportunities lie ahead. The company had an abundance of land available for development in this area. More importantly, the firm’s strategic focus is to release and develop land in a very disciplined manner aimed at creating maximum value. With its long-term focus on value creation, we viewed St. Joe as a core growth investment within the Fund.

Another company that continued to perform well for the Fund was Harman International Industries. Harman designs, manufactures, and sells high fidelity auto products and electronic systems for the consumer and professional markets. During 2004, Harman enjoyed accelerated growth, as it continued to roll out infotainment systems to more automotive manufacturers and increased the number of installations per manufacturer. Furthermore, the company announced a strategic acquisition whose purpose was to reduce costs and increase Harman’s control over the entire electronic system.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we believe the key question is not whether the economy will grow, but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings.

The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we expect to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund with an eye toward owning companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Enterprise Fund, the successor to the Strong Enterprise Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Enterprise Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Enterprise Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Marvel Enterprises, Inc.	2.5%
Expeditors International of Washington, Inc.	2.2%
Lyondell Petrochemical Company	2.1%
Abercrombie & Fitch Company Class A	2.0%
NII Holdings, Inc. Class B	2.0%
Constellation Brands, Inc. Class A	2.0%
WellPoint, Inc.	1.9%
Transocean, Inc.	1.9%
Harman International Industries, Inc.	1.9%
Marvell Technology Group, Ltd.	1.9%

Top Ten	20.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	14.55%
5-year	-9.19%
Since Fund Inception (9-30-98)	16.66%

Institutional Class[1,2]
1-year	15.68%
5-year	-8.94%
Since Fund Inception (9-30-98)	16.92%

Advisor Class[1,3]
1-year	14.92%
5-year	-9.13%
Since Fund Inception (9-30-98)	16.65%

Class K1,4
1-year	15.38%
5-year	-8.89%
Since Fund Inception (9-30-98)	16.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes

Performance:

[2]	The performance of the Institutional Class shares prior to 6-30-03 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.
[3]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[4]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	7.5%
Internet — E*Commerce	6.9%
Telecommunications — Wireless Services	5.1%
Medical — Biomedical/Biotechnology	4.1%
Computer Software — Security	3.4%
Oil & Gas — Drilling	3.3%
Computer Software — Enterprise	2.8%
Auto/Truck — Original Equipment	2.6%
Leisure — Toys/Games/Hobby	2.5%
Internet — Content	2.4%

Top Ten	40.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Growth 20 Fund

Recording its second consecutive year of positive double-digit returns, the Strong Growth 20 Fund had a successful year in 2004, posting a return of 13.27%. This return was well ahead of the broadly-based Standard & Poor’s 500 Index return of 10.87%.

The outperformance of the Fund was driven by outstanding stock selection within the consumer discretionary sector, including names such as eBay, Yahoo!, Harman International, Starbucks, and Coach. Internet-related stocks were particularly positive contributors to performance throughout the year, as investors continued to gravitate to this extremely fast-growing segment of the economy. Energy was another area of strength for the Fund, led by outstanding performance from Ultra Petroleum, a fast-growing exploration and production company. Other standout contributors were Puerto Rican bank Doral Financial, and semiconductor leader Marvell Technology. Some areas of weakness during the year included communications, computer technology, homebuilding, education, and generic drug stocks.

Capitalizing on strong, sustainable growth

As we have noted in the past, we believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our research process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use thorough, hands-on research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We then marry our company-specific analysis with our analysis of macroeconomic, secular, and technical trends to form our decision about whether the Fund should invest in a particular stock.

For example, several months ago, we purchased shares of Ultra Petroleum because we believed it had tremendous profitability potential — extremely high production growth combined with the industry’s lowest cost structure. Our conclusion was that Ultra Petroleum’s high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record. Finally, an investment in Ultra Petroleum made sense given the team’s positive overall outlook for crude oil and natural gas prices. Ultra Petroleum was up 95% in 2004 and was the largest holding in the Fund as of December 31, 2004.

The importance of effective sell criteria

Deciding when to sell a stock is just as important as deciding when to buy. Our criteria for selling are essentially the opposite of our buying criteria. We may sell a stock when a deterioration in its fundamental qualities causes us to become suspicious about the company’s continued growth or profitability potential. Examples of events that can cause this suspicion are questionable earnings reports, new competitive threats, changes in the economy, or changes in management personnel.

In July of 2004, following its latest quarterly earnings report, we began selling shares of eResearch Technology, which provides software and consulting services to help companies streamline the Food and Drug Administration approval process. For the first time in several quarters, eResearch failed to post a positive earnings surprise relative to analysts’ estimates. Also, the growth in backlog of orders, a lead indicator of future growth, showed dramatic deceleration. Our inclination to get more cautious proved accurate. In the following weeks and months, eResearch management guided earnings estimates lower for the remainder of 2004 and for 2005. After falling as low as $10.70 per share in October, the stock finished the year at $15.85, down sharply from our initial sales in the mid $20s.

Outlook for 2005

As we begin 2005, our outlook for the next several months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which tends to be beneficial for stock prices. We plan to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

On a separate note, in April 2005, the Strong Growth 20 Fund is scheduled to be reorganized into the Wells Fargo Advantage Growth Fund (the successor to the Strong Growth Fund), a Fund co-managed by me and two of my senior partners, Bruce Olson and Tom Ognar. Bruce, Tom, and I are very experienced portfolio managers who have worked closely together on the same team for the past several years. We consider it a privilege to manage other people’s investments and look forward to the opportunity to continue managing yours.

Thank you for your investment in the Strong Growth 20 Fund.

Brandon M. Nelson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Growth 20 Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Ultra Petroleum Corporation	8.1%
Doral Financial Corporation	7.6%
Marvell Technology Group, Ltd.	6.2%
Yahoo! Inc.	6.1%
Aetna, Inc.	5.9%
eBay, Inc.	5.8%
Coach, Inc.	4.7%
Station Casinos, Inc.	4.6%
FedEx Corporation	4.0%
Google, Inc. Class A	3.9%

Top Ten	56.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	13.27%
5-year	-12.13%
Since Fund Inception (6-30-97)	7.38%

Advisor Class[1,2]
1-year	13.55%
5-year	-12.05%
Since Fund Inception (6-30-97)	7.35%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated or the higher expense ratio of the Advisor Class shares.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Internet — Content	12.2%
Oil & Gas — United States Exploration & Production	9.5%
Finance — Mortgage & Related Services	7.6%
Electronics — Semiconductor Manufacturing	6.2%
Medical — Health Maintenance Organizations	5.9%
Internet — E*Commerce	5.8%
Apparel — Clothing Manufacturing	4.7%
Leisure — Gaming/Equipment	4.6%
Financial Services — Miscellaneous	4.4%
Transportation — Air Freight	4.0%

Top Ten	64.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified-portfolio risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Growth Fund

The Strong Growth Fund delivered a solid return of 12.57% for the year ended December 31, 2004. This bested the Standard & Poor’s 500 Index, the Fund’s broad-based benchmark, which returned 10.87%.

Four broad trends dominated 2004. First, the economy experienced continued robust corporate earnings growth. In this environment, the Fund benefited from a pro-cyclical growth positioning. Second, long-term interest rates surprised most market prognosticators by finishing the year lower than where they started. Third, political uncertainty was alleviated by the clean George W. Bush victory, unmarred by any terrorist events or procedural troubles. This, we believe, gave the market the spark of confidence needed to ignite the subsequent fourth quarter rally. The fourth trend in evidence during 2004 was another year of dominance by value stocks over growth stocks. Nevertheless, the Fund performed well in this environment, which we believe was a result of our emphasis on selecting securities that exemplified the theme of dominant business models generating dynamic market share growth.

Searching for “share-gainers”

Our investment process emphasized security selection as the main determinant of our portfolio construction. We used a dynamic process of fundamental research and quantitative screens, overlaying this data with secular growth themes we identified and developed during this process. We focused our research on what we call “share-gainers”— that is, those companies that have developed business models that allow them not only to grow faster than the underlying economy, but also to do so in a sustainable fashion. We did extensive research on the rate, the consistency, and the sustainability of both revenue and earnings growth. We also gravitated to industry leaders; as such companies often have sustainable advantages over their competition. Finally, we emphasized companies whose management teams have a history of successfully executing their strategy, as strategy without execution is worthless.

The Fund’s sector allocation tended to be guided by our fundamentally driven security selection process. However, we did monitor sector allocation closely as part of our risk-management strategy. We were aware of the risk of having too many eggs in one basket. Another key to our process is our sell discipline. If we begin to suspect that a security’s underlying fundamentals are not performing in line with or better than our expectations, we do not hesitate to trim or sell the position. Strong growth stocks often receive premium valuations, but that premium can collapse if the market suddenly becomes skeptical about the company’s future prospects.

Google outperforms

Internet search engine provider Google was an addition to the Fund that exemplified our process. We recognized that Google was not only benefiting from increased usage of the Internet, but also from the movement of advertisers’ dollars away from traditional media to the Internet. Our research found that Google provides consumers and advertisers with a mutually rewarding experience. Moreover, the returns its business model generated were some of the best we found in any sector of the economy. Google exemplified what we look for: a market share gainer in a fast growing industry with an impressive return on capital business model.

Digene was an example of a stock we owned that didn’t work to our expectations. Its HPV/HCV test was the only diagnostic test available for diagnosing HPV (human papillomavirus) infection, which is the primary cause of cervical cancer. Our expectations for growth in revenues and earnings were met with disappointment, as the rollout of HPV/HCV test was slower and more costly than we anticipated. We decided to sell our position as we foresaw that it would take time to reevaluate whether there were structural or just timing problems with the doctors’ acceptance of this test.

Outlook for 2005

In the latter half of the year, the yield curve flattened considerably, as the Fed kept raising short-term interest rates, while long-term rates stayed about where they were. To us, this signaled the bond market’s perception that economic growth might slow in the coming months.

If the economy does decelerate, it would make finding rapidly growing companies more of a challenge. Nevertheless, we believe that our focus on share-gainers can help us find good growth opportunities in a wide variety of economic environments.

On a separate note, we added Brandon Nelson and Bruce Olson as portfolio managers on the Fund on January 1, 2005. Both have years of experience as portfolio managers on the team that has supported the management of the Fund. They have been key contributors to our research and portfolio management process.

The Fund is expected to reorganize into the Wells Fargo Advantage Growth Fund, the successor to the Strong Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Growth Fund.

Thomas C. Ognar

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Dell, Inc.	3.0%
eBay, Inc.	3.0%
PETCO Animal Supplies, Inc.	2.8%
Cognizant Technology Solutions Corporation Class A	2.4%
First Marblehead Corporation	2.3%
Hughes Supply, Inc.	2.3%
Kinetic Concepts, Inc.	2.3%
Yahoo! Inc.	2.1%
PETsMART, Inc.	2.0%
Polycom, Inc.	2.0%

Top Ten	24.2%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	12.57%
5-year	-8.21%
10-year	11.26%
Since Fund Inception (12-31-93)	11.79%

Institutional Class[1,2]
1-year	13.26%
5-year	-7.62%
10-year	11.62%
Since Fund Inception (12-31-93)	12.12%

Advisor Class[1,3]
1-year	12.46%
5-year	-8.33%
10-year	11.02%
Since Fund Inception (12-31-93)	11.54%

Class C1,4
1-year	10.57%
5-year	-9.13%
10-year	10.04%
Since Fund Inception (12-31-93)	10.55%

Class K1,5
1-year	13.23%
5-year	-7.89%
10-year	11.45%
Since Fund Inception (12-31-93)	11.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.
[3]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[4]	The performance of Class C shares prior to 12-26-02 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Class C shares. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.
[5]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Retail — Miscellaneous	5.5%
Financial Services — Miscellaneous	5.3%
Electronics — Semiconductor Manufacturing	4.6%
Computer — Local Networks	4.6%
Medical — Products	4.4%
Internet — Content	3.9%
Medical — Biomedical/Biotechnology	3.7%
Internet — E*Commerce	3.4%
Computer — Manufacturers	3.0%
Retail/Wholesale — Building Products	3.0%

Top Ten	41.4%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Large Company Growth Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Large Company Growth Fund rose by 17.51%, compared to its broad-based benchmark, the Standard & Poor’s 500 Index, which advanced 10.87%. The Fund dramatically outperformed its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the period’s highly publicized disappointments.

Investors’ patience was tested, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and channel checks of suppliers, customers, and competitors. By utilizing this encompassing model, we are often able to identify companies with the potential to produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that we expect to continue to utilize in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, many companies that produce energy or make equipment to recover energy performed well. One of these was Transocean, a top performer in the offshore contract drilling industry focusing on deep-water drilling for oil and gas wells. In 2004 capacity was tight in this market, resulting in increased day rates. Specifically, the firm recently signed a contract for a fifth-generation unit, named “Deep Seas,” for $240,000 per day compared to spot rates of $130,000 per day in 2003. Furthermore, we thought the recent increase in drilling activity both in the North Sea and Gulf of Mexico boded well for the company.

Another top performer for the year was Sprint. In 2004 the diversified telecommunications company, aided particularly by strength in its wireless business, reduced debt levels, streamlined operations, and worked to create packaged bundles of communications services for customers.

What’s more, in December Sprint announced a merger with Nextel Communications. In our opinion, the merger created a favorable position for Sprint by reducing the number of competitors in the industry. Moreover, the business union looked to be a very complementary one. If approved by the regulatory agencies, the merger would not only allow Sprint to tap into Nextel’s vast base of corporate customers, but also to gain access to the proprietary Direct Connect functionality of Nextel’s phones. Lastly, Sprint announced plans, in regards to the merger, to potentially sell its wireline business in an effort to streamline operations.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we expect to pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Capital Growth Fund, the successor to the Strong Large Company Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Large Company Growth Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Large Company Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on the Investor Class shares only; performance for other classes will vary, due to differences in fee structures. To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	4.9%
Sprint Corporation	4.5%
WellPoint, Inc.	4.0%
EMC Corporation	3.8%
General Electric Company	3.6%
Dell, Inc.	3.4%
Phelps Dodge Corporation	2.7%
Oracle Systems Corporation	2.6%
Texas Instruments, Inc.	2.6%
Genzyme Corporation	2.5%

Top Ten	34.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1],2
1-year	17.51%
5-year	2.58%
Since Fund Inception (11-3-97)	10.21%

Class K1,3
1-year	18.06%
5-year	2.73%
Since Fund Inception (11-3-97)	10.32%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50% for the Investor Class shares and 0.99% for the Class K shares. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2005.

Performance:

[2]	The performance of the Investor Class prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund), and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-13-02. The Fund’s Investor Class has a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce performance.
[3]	The performance of the Class K shares prior to 6-30-03 is based on the performance of the Fund’s Investor Class or the Fund’s predecessor, the Rockhaven Premier Dividend Fund. The prior performance has not been restated for the lower expense ratio of the Class K shares and does not reflect the Fund’s maximum sales charge of 5.75% (charged from 9-17-99 through 9-13-02) or the Investor Class redemption fee.

The predecessor Fund’s investment strategy emphasized investments in convertible securities.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	6.8%
Electronics — Semiconductor Manufacturing	6.6%
Telecommunications — Wireless Equipment	5.2%
Diversified Operations	5.0%
Internet— Content	4.9%
Telecommunications — Services	4.5%
Medical — Health Maintenance Organizations	4.0%
Computer — Manufacturers	3.9%
Computer — Data Storage	3.8%
Metal Ores — Miscellaneous	2.7%

Top Ten	47.4%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Blue Chip Fund	Investor	1.51%			$1,000.00		$1,083.90		$7.91		$1,017.55		$7.66
Strong Discovery Fund	Investor	1.40%			$1,000.00		$1,096.80		$7.38		$1,018.10		$7.10
Strong Endeavor Fund	Investor	1.94%			$1,000.00		$1,090.20		$10.19		$1,015.38		$9.83
Strong Large Cap Growth Fund	Investor	1.20%			$1,000.00		$1,051.30		$6.19		$1,019.10		$6.09
Strong U.S. Emerging Growth Fund	Investor	1.67%			$1,000.00		$1,054.50		$8.62		$1,016.74		$8.47
Strong Enterprise Fund	Investor Institutional Advisor K	1.86 0.80 1.50 1.06	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,088.10 1,093.80 1,090.10 1,092.60	$ $ $ $	9.76 4.21 7.88 5.58	$ $ $ $	1,015.79 1,021.11 1,017.60 1,019.81	$ $ $ $	9.42 4.06 7.61 5.38
Strong Growth 20 Fund	Investor Advisor	1.79 1.57	% %	$ $	1,000.00 1,000.00	$ $	1,080.20 1,081.40	$ $	9.36 8.21	$ $	1,016.14 1,017.24	$ $	9.07 7.96
Strong Growth Fund	Investor Institutional Advisor C K	1.48 0.90 1.54 2.36 0.93	% % % % %	$ $ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $ $	1,058.00 1,061.60 1,057.80 1,053.80 1,061.50	$ $ $ $ $	7.66 4.66 7.97 12.18 4.82	$ $ $ $ $	1,017.70 1,020.61 1,017.39 1,013.27 1,020.46	$ $ $ $ $	7.51 4.57 7.81 11.94 4.72
Strong Large Company Growth Fund	Investor K	1.43 0.95	% %	$ $	1,000.00 1,000.00	$ $	1,096.40 1,099.40	$ $	7.54 5.01	$ $	1,017.95 1,020.36	$ $	7.25 4.82

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG BLUE CHIP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.4%
Aerospace - Defense 3.1%
General Dynamics Corporation	45,200	$4,727,920
Apparel - Shoes & Related Manufacturing 2.5%
NIKE, Inc. Class B	42,700	3,872,463
Banks - Money Center 3.3%
Bank of America Corporation	107,600	5,056,124
Building - Construction Products/ Miscellaneous 2.1%
Masco Corporation	87,200	3,185,416
Building - Resident/Commercial 5.7%
D.R. Horton, Inc.	133,050	5,363,246
Toll Brothers, Inc. (b)	47,700	3,272,697

		8,635,943
Computer Software - Desktop 2.3%
Microsoft Corporation	129,100	3,448,261
Cosmetics - Personal Care 2.6%
The Procter & Gamble Company	72,300	3,982,284
Diversified Operations 12.6%
Emerson Electric Company	44,100	3,091,410
General Electric Company	152,000	5,548,000
Tyco International, Ltd.	155,000	5,539,700
United Technologies Corporation	46,400	4,795,440

		18,974,550
Finance - Investment Brokers 2.7%
The Goldman Sachs Group, Inc.	39,200	4,078,368
Insurance - Diversified 2.1%
American International Group, Inc.	49,100	3,224,397
Internet - Content 4.1%
Yahoo! Inc. (b)	163,800	6,171,984
Internet - E*Commerce 5.3%
eBay, Inc. (b)	68,400	7,953,552
Leisure - Hotels & Motels 3.5%
Starwood Hotels & Resorts Worldwide, Inc.	90,100	5,261,840
Metal Ores - Miscellaneous 2.8%
Phelps Dodge Corporation	43,400	4,293,128
Oil & Gas - Drilling 3.4%
Transocean, Inc. (b)	122,100	5,175,819
Oil & Gas - International Integrated 8.9%
ChevronTexaco Corporation	55,000	2,888,050
ConocoPhillips	81,900	7,111,377
Exxon Mobil Corporation	65,600	3,362,656

		13,362,083
Oil & Gas - United States Exploration & Production 5.8%
Burlington Resources, Inc.	126,000	5,481,000
Occidental Petroleum Corporation	55,200	3,221,472

		8,702,472
Retail - Drug Stores 2.4%
Walgreen Company	93,000	3,568,410
Retail - Restaurants 2.6%
McDonald’s Corporation	123,000	$3,943,380
Steel - Producers 3.5%
Nucor Corporation	99,400	5,202,596
Telecommunications - Wireless Equipment 3.7%
QUALCOMM, Inc.	131,400	5,571,360
Telecommunications - Wireless Services 7.2%
America Movil ADR Series L	110,000	5,758,500
Mobile Telesystems Sponsored ADR	36,400	5,041,764

		10,800,264
Tobacco 2.1%
Altria Group, Inc.	50,800	3,103,880
Transportation - Air Freight 2.1%
FedEx Corporation	31,600	3,112,284

Total Common Stocks (Cost $115,867,283)		145,408,778

Short-Term Investments (a) 4.5%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $5,200,932); Collateralized by: United States Government & Agency Issues	$5,200,000	5,200,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,500,206); Collateralized by: United States Government & Agency Issues	1,500,100	1,500,100

Total Short-Term Investments (Cost $6,700,100)		6,700,100

Total Investments in Securities (Cost $122,567,383) 100.9%		152,108,878
Other Assets and Liabilities, Net (0.9%)		(1,331,624)

Net Assets 100.0%		$150,777,254

STRONG DISCOVERY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.3%
Aerospace - Defense Equipment 1.3%
GenCorp, Inc.	130,200	$2,417,814
Apparel - Clothing Manufacturing 0.9%
Coach, Inc. (b)	30,450	1,717,380
Auto/Truck - Original Equipment 2.6%
Autoliv, Inc.	48,800	2,357,040
Eaton Corporation	35,040	2,535,494

		4,892,534
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.	85,200	2,458,020
Beverages - Alcoholic 1.3%
Constellation Brands, Inc. Class A (b)	52,100	2,423,171
Chemicals - Basic 2.1%
Lyondell Petrochemical Company	138,700	4,011,204

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Miscellaneous 1.5%
Cogent, Inc. (b)	29,000	$957,000
Hewitt Associates, Inc. Class A (b)	59,900	1,917,399

		2,874,399
Computer - Local Networks 0.9%
MRV Communications, Inc. (b)	493,400	1,810,778
Computer - Peripheral Equipment 1.2%
Synaptics, Inc. (b) (d)	74,600	2,281,268
Computer Software - Desktop 1.5%
Macromedia, Inc. (b)	94,600	2,943,952
Computer Software - Enterprise 3.2%
Cognos, Inc. (b)	58,800	2,590,728
TIBCO Software, Inc. (b)	260,076	3,469,414

		6,060,142
Computer Software - Medical 1.0%
Cerner Corporation (b) (d)	35,100	1,866,267
Computer Software - Security 2.9%
Check Point Software Technologies, Ltd. (b)	108,800	2,679,744
McAfee, Inc. (b)	68,100	1,970,133
VeriSign, Inc. (b)	27,000	905,040

		5,554,917
Electronics - Contract Manufacturing 0.7%
Sanmina-SCI Corporation (b)	167,520	1,418,894
Electronics - Miscellaneous Components 1.3%
General Cable Corporation (b) (d)	110,600	1,531,810
Sigmatel, Inc. (b) (d)	27,100	962,863

		2,494,673
Electronics - Semiconductor Manufacturing 7.0%
Advanced Micro Devices, Inc. (b) (d)	129,700	2,855,994
Altera Corporation (b)	81,300	1,682,910
Cree, Inc. (b) (d)	72,600	2,909,808
Marvell Technology Group, Ltd. (b) (d)	99,700	3,536,359
National Semiconductor Corporation	59,500	1,068,025
Tessera Technologies, Inc. (b) (d)	35,500	1,320,955

		13,374,051
Finance - Investment Management 0.5%
T. Rowe Price Group, Inc.	16,600	1,032,520
Household - Consumer Electronics 1.9%
Harman International Industries, Inc.	27,970	3,552,190
Internet - Content 2.2%
Monster Worldwide, Inc. (b)	67,600	2,274,064
SINA Corp (b) (d)	59,100	1,894,746

		4,168,810
Internet - E*Commerce 6.8%
Ameritrade Holding Corporation (b)	195,000	2,772,900
Getty Images, Inc. (b)	42,900	2,953,665
Overstock.com, Inc. (b) (d)	30,900	2,132,100
Priceline.com, Inc. (b) (d)	126,656	2,987,815
ValueClick, Inc. (b)	164,200	2,188,786

		13,035,266
Internet - Network Security/Solutions 1.3%
Equinix, Inc. (b) (d)	57,300	2,449,002
Internet - Software 0.8%
OpenTV Corporation Class A (b)	407,748	$1,565,752
Leisure - Gaming/Equipment 0.7%
Harrah’s Entertainment, Inc. (d)	19,800	1,324,422
Leisure - Hotels & Motels 0.0%
Las Vegas Sands Corporation (b)	1,900	91,200
Leisure - Movies & Related 0.9%
Lions Gate Entertainment Corporation (b) (d)	153,070	1,625,603
Leisure - Services 0.8%
Royal Caribbean Cruises, Ltd.	27,500	1,497,100
Leisure - Toys/Games/Hobby 2.4%
Marvel Enterprises, Inc. (b) (d)	226,564	4,640,031
Machinery - Construction/Mining 1.1%
Bucyrus International, Inc. Class A (d)	51,900	2,109,216
Machinery - General Industrial 1.6%
Albany International Corporation Class A	27,200	956,352
UNOVA, Inc. (b)	82,800	2,094,012

		3,050,364
Media - Radio/TV 0.5%
Westwood One, Inc. (b)	36,800	991,024
Medical - Biomedical/Biotechnology 6.1%
Digene Corporation (b)	139,823	3,656,372
Genzyme Corporation (b)	39,500	2,293,765
Guilford Pharmaceuticals, Inc. (b)	339,700	1,681,515
InterMune, Inc. (b)	76,000	1,007,760
Northfield Laboratories, Inc. (b)	79,500	1,792,725
Protein Design Labs, Inc. (b)	62,600	1,293,316

		11,725,453
Medical - Drug/Diversified 1.1%
Bone Care International, Inc. (b) (d)	77,000	2,144,450
Medical - Ethical Drugs 0.9%
Inspire Pharmaceuticals, Inc. (b) (d)	101,590	1,703,664
Medical - Hospitals 0.7%
Community Health Systems, Inc. (b)	49,390	1,376,993
Medical - Products 1.8%
American Medical Systems Holdings, Inc. (b) (d)	63,800	2,667,478
EPIX Pharmaceuticals, Inc. (b)	48,400	866,844

		3,534,322
Medical - Systems/Equipment 2.2%
Fisher Scientific International, Inc. (b)	46,000	2,869,480
Varian Medical Systems, Inc. (b)	31,700	1,370,708

		4,240,188
Medical/Dental - Services 1.1%
LabOne, Inc. (b)	63,700	2,040,948
Medical/Dental - Supplies 1.0%
Dentsply International, Inc.	34,330	1,929,346
Metal Ores - Miscellaneous 1.6%
Phelps Dodge Corporation	30,800	3,046,736

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mining - Gems 1.9%
Pan American Silver Corporation (b)	224,000	$3,579,520
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	26,500	1,133,405
Oil & Gas - Drilling 2.5%
ENSCO International, Inc.	52,400	1,663,176
Noble Corporation (b)	63,800	3,173,412

		4,836,588
Oil & Gas - Machinery/Equipment 1.1%
Input/Output, Inc. (b)	244,900	2,164,916
Oil & Gas - Production/Pipeline 1.1%
The Williams Companies, Inc.	129,600	2,111,184
Oil & Gas - United States Exploration & Production 2.7%
Chesapeake Energy Corporation (d)	171,900	2,836,350
Edge Petroleum Corporation (b)	63,600	927,288
Noble Energy, Inc.	22,500	1,387,350

		5,150,988
Paper & Paper Products 1.0%
Smurfit-Stone Container Corporation (b)	106,200	1,983,816
Real Estate Operations 1.4%
The St. Joe Company	40,500	2,600,100
Retail - Clothing/Shoes 2.0%
Abercrombie & Fitch Company Class A	82,500	3,873,375
Retail - Home Furnishings 0.6%
Williams-Sonoma, Inc. (b)	30,500	1,068,720
Retail - Miscellaneous 2.0%
Michaels Stores, Inc.	67,700	2,028,969
PETsMART, Inc.	51,039	1,813,416

		3,842,385
Telecommunications - Equipment 0.5%
Symmetricom, Inc. (b)	94,659	919,139
Telecommunications - Wireless Equipment 1.2%
Carrier Access Corporation (b)	92,900	992,172
Novatel Wireless, Inc. (b) (d)	68,100	1,319,778

		2,311,950
Telecommunications - Wireless Services 5.2%
Crown Castle International Corporation (b)	157,740	2,624,794
NII Holdings, Inc. Class B (b) (d)	94,202	4,469,885
Nextel Partners, Inc. Class A (b) (d)	150,000	2,931,000

		10,025,679
Transportation - Services 2.0%
Expeditors International of Washington, Inc.	67,200	3,755,136
Trucks & Parts - Heavy Duty 1.8%
Cummins, Inc.	23,300	1,952,307
Oshkosh Truck Corporation	20,300	1,388,114

		3,340,421

Total Common Stocks (Cost $146,947,881)		184,171,386

Short-Term Investments (a) 13.6%
Collateral Received for Securities Lending 10.2%
Navigator Prime Portfolio	19,404,609	$19,404,609
Repurchase Agreements (c) 3.4%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $4,500,806); Collateralized by: United States Government & Agency Issues	$4,500,000	4,500,000
State Street Bank (Dated 12/31/04), 0.85% Due 1/03/05 (Repurchase proceeds $2,039,044); Collateralized by: United States Government & Agency Issues	2,038,900	2,038,900

Total Repurchase Agreements		6,538,900

Total Short-Term Investments (Cost $25,943,509)		25,943,509

Total Investments in Securities (Cost $172,891,390) 109.9%		210,114,895
Other Assets and Liabilities, Net (9.9%)		(18,933,923)

Net Assets 100.0%		$191,180,972

STRONG ENDEAVOR FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.4%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	1,740	$157,801
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	5,880	196,510
Banks - Super Regional 1.5%
Wachovia Corporation	5,420	285,092
Chemicals - Basic 2.2%
The Dow Chemical Company	8,780	434,698
Computer - Data Storage 4.0%
EMC Corporation (b)	51,470	765,359
Computer - Local Networks 0.8%
Juniper Networks, Inc. (b)	5,410	147,098
Computer - Manufacturers 4.3%
Apple Computer, Inc. (b)	1,430	92,092
Dell, Inc. (b)	17,820	750,935

		843,027
Computer Software - Enterprise 2.7%
Oracle Systems Corporation (b)	38,570	529,180
Diversified Operations 5.2%
General Electric Company	20,050	731,825
Honeywell International, Inc.	8,000	283,280

		1,015,105
Electronics - Semiconductor Manufacturing 7.0%
Advanced Micro Devices, Inc. (b)	8,710	191,794
Altera Corporation (b)	12,230	253,161

STRONG ENDEAVOR FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Marvell Technology Group, Ltd. (b)	11,260	$399,392
Texas Instruments, Inc.	21,040	518,005

		1,362,352
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	4,830	221,310
Food - Confectionery 1.0%
William Wrigley Jr. Company	2,750	190,272
Household - Consumer Electronics 1.4%
Harman International Industries, Inc.	2,170	275,590
Insurance - Property/Casualty/Title 1.8%
The Allstate Corporation	6,600	341,352
Internet - Content 5.3%
Yahoo! Inc. (b)	27,170	1,023,766
Internet - E*Commerce 2.1%
eBay, Inc. (b)	3,570	415,120
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	1,330	63,840
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	1,880	102,347
Leisure - Toys/Games/Hobby 2.3%
Marvel Enterprises, Inc. (b)	21,570	441,754
Media - Cable TV 1.8%
EchoStar Communications Corporation Class A	10,610	352,676
Medical - Biomedical/Biotechnology 2.6%
Genzyme Corporation (b)	8,760	508,693
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	16,230	484,628
Medical - Health Maintenance Organizations 4.5%
WellPoint, Inc. (b)	7,630	877,450
Medical - Products 7.2%
Alcon, Inc.	5,880	473,928
Boston Scientific Corporation (b)	11,560	410,958
Medtronic, Inc.	10,110	502,164

		1,387,050
Medical - Systems/Equipment 1.6%
Fisher Scientific International, Inc. (b)	4,900	305,662
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc.	16,670	314,396
Metal Ores - Miscellaneous 2.9%
Phelps Dodge Corporation	5,720	565,822
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	2,870	122,750
Oil & Gas - Drilling 1.3%
Transocean, Inc. (b)	5,930	251,373
Oil & Gas - Field Services 2.7%
Halliburton Company	13,140	$515,614
Oil & Gas - Production/Pipeline 2.3%
The Williams Companies, Inc.	26,790	436,409
Oil & Gas - United States Exploration & Production 1.3%
Noble Energy, Inc.	4,140	255,272
Paper & Paper Products 1.3%
Smurfit-Stone Container Corporation (b)	13,110	244,895
Real Estate Operations 0.6%
The St. Joe Company	1,750	112,350
Retail - Drug Stores 1.5%
CVS Corporation	6,530	294,307
Retail - Major Discount Chains 2.1%
Target Corporation	7,965	413,622
Retail/Wholesale - Office Supplies 2.6%
Staples, Inc.	14,700	495,537
Telecommunications - Equipment 1.4%
Lucent Technologies, Inc. (b)	70,830	266,321
Telecommunications - Services 4.7%
Sprint Corporation	36,900	916,965
Telecommunications - Wireless Equipment 5.5%
Motorola, Inc.	25,410	437,052
QUALCOMM, Inc.	9,190	389,656
Research in Motion, Ltd. (b)	2,850	234,897

		1,061,605
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	3,310	157,059
Transportation - Airline 1.7%
Southwest Airlines Company	20,700	336,996

Total Common Stocks (Cost $16,533,210)		19,489,025

Short-Term Investments (a) 3.2%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $500,090); Collateralized by: United States Government & Agency Issues	$500,000	500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $127,609); Collateralized by: United States Government & Agency Issues	127,600	127,600

Total Short-Term Investments (Cost $627,600)		627,600

Total Investments in Securities (Cost $17,160,810) 103.6%		20,116,625
Other Assets and Liabilities, Net (3.6%)		(699,967)

Net Assets 100.0%		$19,416,658

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG LARGE CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Agricultural Operations 0.6%
Monsanto Company	60,000	$3,333,000
Banks - Midwest 0.5%
TCF Financial Corporation	80,000	2,571,200
Chemicals - Specialty 1.0%
Praxair, Inc.	115,000	5,077,250
Commercial Services - Miscellaneous 1.1%
Paychex, Inc.	160,000	5,452,800
Commercial Services - Schools 1.5%
Apollo Group, Inc. Class A (b)	95,000	7,667,450
Computer - Data Storage 1.0%
EMC Corporation (b)	360,000	5,353,200
Computer - IT Services 0.9%
Cognizant Technology Solutions Corporation Class A (b)	115,000	4,867,950
Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)	300,000	5,790,000
Juniper Networks, Inc. (b)	520,000	14,138,800
Polycom, Inc. (b)	210,000	4,897,200

		24,826,000
Computer - Manufacturers 3.1%
Dell, Inc. (b)	385,000	16,223,900
Computer Software - Desktop 1.5%
Microsoft Corporation	300,000	8,013,000
Computer Software - Education/Entertainment 1.4%
Electronic Arts, Inc. (b)	115,000	7,093,200
Computer Software - Enterprise 1.0%
Oracle Systems Corporation (b)	385,000	5,282,200
Computer Software - Security 1.5%
Symantec Corporation (b)	95,000	2,447,200
VeriSign, Inc. (b)	155,000	5,195,600

		7,642,800
Cosmetics - Personal Care 2.8%
The Procter & Gamble Company	265,000	14,596,200
Diversified Operations 3.3%
General Electric Company	340,000	12,410,000
Tyco International, Ltd.	135,000	4,824,900

		17,234,900
Electronics - Miscellaneous Components 0.5%
Rockwell Automation, Inc.	55,000	2,725,250
Electronics - Scientific Measuring 1.1%
Danaher Corporation (d)	95,000	5,453,950
Electronics - Semiconductor Manufacturing 4.1%
Advanced Micro Devices, Inc. (b) (d)	145,000	3,192,900
Altera Corporation (b)	130,000	2,691,000
Analog Devices, Inc.	130,000	$4,799,600
Marvell Technology Group, Ltd. (b)	180,000	6,384,600
Microchip Technology, Inc. (d)	155,000	4,132,300

		21,200,400
Finance - Consumer/Commercial Loans 1.1%
SLM Corporation	110,000	5,872,900
Finance - Investment Brokers 2.3%
The Goldman Sachs Group, Inc.	65,000	6,762,600
Lehman Brothers Holdings, Inc.	60,000	5,248,800

		12,011,400
Finance - Mortgage & Related Services 1.9%
Countrywide Financial Corporation	115,000	4,256,150
FHLMC	75,000	5,527,500

		9,783,650
Financial Services - Miscellaneous 1.6%
American Express Company	145,000	8,173,650
Food - Miscellaneous Preparation 1.6%
PepsiCo, Inc.	160,000	8,352,000
Household - Consumer Electronics 1.0%
Harman International Industries, Inc.	40,000	5,080,000
Insurance - Accident & Health 0.5%
AFLAC, Inc.	65,000	2,589,600
Internet - Content 3.3%
Google, Inc. Class A (b) (d)	30,000	5,793,000
Yahoo! Inc. (b)	305,000	11,492,400

		17,285,400
Internet - E*Commerce 2.5%
eBay, Inc. (b)	110,000	12,790,800
Leisure - Gaming/Equipment 3.8%
International Game Technology	275,000	9,454,500
Station Casinos, Inc.	95,000	5,194,600
Wynn Resorts, Ltd. (b) (d)	75,000	5,019,000

		19,668,100
Leisure - Hotels & Motels 1.4%
Marriott International, Inc. Class A	115,000	7,242,700
Machinery - Farm 0.9%
Deere & Company (d)	60,000	4,464,000
Media - Radio/TV 1.1%
XM Satellite Radio Holdings, Inc. Class A (b)	145,000	5,454,900
Medical - Biomedical/Biotechnology 5.4%
Amgen, Inc. (b)	190,000	12,188,500
Biogen Idec, Inc. (b) (d)	40,000	2,664,400
Genzyme Corporation (b)	75,000	4,355,250
Gilead Sciences, Inc. (b)	250,000	8,747,500

		27,955,650
Medical - Drug/Diversified 2.9%
Abbott Laboratories	60,000	2,799,000
Johnson & Johnson	190,000	12,049,800

		14,848,800
Medical - Ethical Drugs 1.6%
Eyetech Pharmaceuticals, Inc. (b)	72,900	3,316,950
Eli Lilly & Company	90,000	5,107,500

		8,424,450
Medical - Generic Drugs 0.9%
Teva Pharmaceutical Industries, Ltd. ADR	150,000	4,479,000

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Health Maintenance Organizations 1.0%
Aetna, Inc.	40,000	$4,990,000
Medical - Hospitals 0.5%
HCA, Inc. (d)	65,000	2,597,400
Medical - Products 5.4%
Biomet, Inc.	145,000	6,291,550
Guidant Corporation	50,000	3,605,000
St. Jude Medical, Inc. (b) (d)	240,000	10,063,200
Zimmer Holdings, Inc. (b) (d)	100,000	8,012,000

		27,971,750
Medical/Dental - Supplies 1.1%
Kinetic Concepts, Inc. (b)	75,000	5,722,500
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	85,000	2,670,700
Oil & Gas - Drilling 0.6%
Noble Corporation (b) (d)	60,000	2,984,400
Oil & Gas - Field Services 0.5%
BJ Services Company	60,000	2,792,400
Oil & Gas - International Integrated 1.0%
Exxon Mobil Corporation	100,000	5,126,000
Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b) (d)	100,000	5,441,000
Oil & Gas - United States Exploration & Production 2.7%
Apache Corporation	70,000	3,539,900
Occidental Petroleum Corporation	75,000	4,377,000
Ultra Petroleum Corporation (b)	55,000	2,647,150
XTO Energy, Inc.	100,000	3,538,000

		14,102,050
Retail - Consumer Electronics 0.5%
Best Buy Company, Inc.	45,500	2,703,610
Retail - Department Stores 0.6%
Kohl’s Corporation (b)	60,000	2,950,200
Retail - Discount & Variety 1.8%
Dollar General Corporation (d)	260,000	5,400,200
Dollar Tree Stores, Inc. (b)	145,000	4,158,600

		9,558,800
Retail - Drug Stores 1.2%
Walgreen Company	160,000	6,139,200
Retail - Major Discount Chains 3.1%
Target Corporation	310,000	16,098,300
Retail - Miscellaneous 1.3%
Cabela’s, Inc. (b)	80,000	1,819,200
PETCO Animal Supplies, Inc. (b)	120,000	4,737,600

		6,556,800
Retail - Restaurants 0.8%
Starbucks Corporation (b)	65,000	4,053,400
Retail - Super/Mini Markets 1.0%
Whole Foods Marketing, Inc.	55,000	5,244,250
Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.	240,000	$10,257,600
Lowe’s Companies, Inc.	90,000	5,183,100

		15,440,700
Retail/Wholesale - Office Supplies 1.1%
Staples, Inc.	175,000	5,899,250
Telecommunications - Fiber Optics 0.9%
Corning, Inc. (b)	375,000	4,413,750
Telecommunications - Wireless Equipment 4.0%
Motorola, Inc.	315,000	5,418,000
QUALCOMM, Inc.	250,000	10,600,000
Research in Motion, Ltd. (b) (d)	60,000	4,945,200

		20,963,200

Total Common Stocks (Cost $406,996,297)		513,511,310

Short-Term Investments (a) 3.9%
Collateral Received for Securities Lending 2.8%
Navigator Prime Portfolio	14,854,959	14,854,959
Repurchase Agreements (c) 1.1%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $1,500,269); Collateralized by: United States Government & Agency Issues	$1,500,000	1,500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $4,030,986); Collateralized by: United States Government & Agency Issues	4,030,700	4,030,700

Total Repurchase Agreements		5,530,700

Total Short-Term Investments (Cost $20,385,659)		20,385,659

Total Investments in Securities (Cost $427,381,956) 103.0%		533,896,969
Other Assets and Liabilities, Net (3.0%)		(15,466,295)

Net Assets 100.0%		$518,430,674

STRONG U.S. EMERGING GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 101.8%
Chemicals - Specialty 1.0%
Symyx Technologies, Inc. (b)	21,835	$656,797
Commercial Services - Consulting 1.1%
Navigant Consulting, Inc. (b)	26,825	713,545
Commercial Services - Market Research 4.0%
Corporate Executive Board Company	17,445	1,167,768
CoStar Group, Inc. (b)	30,265	1,397,638

		2,565,406
Commercial Services - Schools 2.2%
Bright Horizons Family Solutions, Inc. (b)	11,390	737,616
Laureate Education, Inc. (b)	15,380	678,104

		1,415,720

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.8%
Cognizant Technology Solutions Corporation Class A (b)	43,330	$1,834,159
Computer - Peripheral Equipment 2.1%
Synaptics, Inc. (b)	44,125	1,349,342
Computer Software - Desktop 1.3%
Sonic Solutions (b)	37,290	836,788
Electronics - Miscellaneous Components 1.4%
Sigmatel, Inc. (b)	24,720	878,302
Electronics - Semiconductor Manufacturing 4.9%
Cree, Inc. (b)	18,580	744,686
FormFactor, Inc. (b)	39,325	1,067,280
Tessera Technologies, Inc. (b)	35,815	1,332,676

		3,144,642
Energy - Other 1.2%
Massey Energy Company	21,225	741,814
Financial Services - Miscellaneous 4.5%
Investors Financial Services Corporation	42,970	2,147,641
iPayment, Inc. (b)	14,825	734,134

		2,881,775
Insurance - Property/Casualty/Title 1.0%
ProAssurance Corporation (b)	16,905	661,155
Internet - Content 2.4%
Ask Jeeves, Inc. (b)	21,955	587,296
InfoSpace, Inc. (b)	20,580	978,579

		1,565,875
Internet - E*Commerce 2.7%
Getty Images, Inc. (b)	25,010	1,721,938
Internet - Network Security/Solutions 3.2%
Equinix, Inc. (b)	29,525	1,261,898
F5 Networks, Inc. (b)	15,825	770,994

		2,032,892
Leisure - Gaming/Equipment 2.9%
Shuffle Master, Inc. (b)	39,390	1,855,269
Leisure - Hotels & Motels 1.1%
Las Vegas Sands Corporation (b)	15,070	723,360
Leisure - Products 1.0%
Celebrate Express, Inc. (b)	34,429	654,151
Machinery - Construction/Mining 13.5%
A.S.V., Inc. (b)	31,090	1,489,211
Bucyrus International, Inc. Class A	39,430	1,602,435
JLG Industries, Inc.	106,155	2,083,823
Joy Global, Inc.	42,140	1,830,140
Terex Corporation (b)	34,590	1,648,214

		8,653,823
Medical - Biomedical/Biotechnology 0.7%
Immunicon Corporation (b)	68,200	476,036
Medical - Drug/Diversified 1.0%
MGI Pharma, Inc. (b)	22,780	638,068
Medical - Ethical Drugs 2.2%
Salix Pharmaceuticals, Ltd. (b)	79,592	$1,400,023
Medical - Health Maintenance Organizations 1.7%
Centene Corporation (b)	38,770	1,099,129
Medical - Products 1.9%
Kyphon, Inc. (b)	47,560	1,225,146
Medical - Systems/Equipment 3.9%
Foxhollow Technologies, Inc. (b)	55,240	1,358,352
Ventana Medical Systems, Inc. (b)	18,195	1,164,298

		2,522,650
Medical/Dental - Services 1.7%
American Healthways, Inc. (b)	33,431	1,104,560
Oil & Gas - Field Services 1.1%
Oceaneering International, Inc. (b)	18,430	687,808
Oil & Gas - Machinery/Equipment 1.5%
CARBO Ceramics, Inc.	14,370	991,530
Oil & Gas - United States Exploration & Production 6.5%
\KCS Energy, Inc. (b)	51,200	756,736
Quicksilver Resources, Inc. (b)	37,540	1,380,721
Range Resources Corporation	41,535	849,806
Ultra Petroleum Corporation (b)	24,525	1,180,388

		4,167,651
Retail - Clothing/Shoes 2.4%
Chicos FAS, Inc. (b)	16,829	766,224
Urban Outfitters, Inc. (b)	17,990	798,756

		1,564,980
Retail - Restaurants 5.7%
The Cheesecake Factory, Inc. (b)	40,980	1,330,621
P.F. Chang’s China Bistro, Inc. (b)	29,845	1,681,766
Peets Coffee & Tea, Inc. (b)	25,080	663,868

		3,676,255
Telecommunications - Wireless Equipment 3.2%
Trimble Navigation, Ltd. (b)	61,740	2,039,890
Telecommunications - Wireless Services 5.0%
Alamosa Holdings, Inc. (b)	142,100	1,771,987
Nextel Partners, Inc. Class A (b)	73,365	1,433,552

		3,205,539
Transportation - Services 2.2%
C.H. Robinson Worldwide, Inc.	25,255	1,402,158
Transportation - Truck 6.8%
J.B. Hunt Transport Services, Inc.	32,765	1,469,510
Knight Transportation, Inc.	38,705	959,884
Landstar Systems, Inc. (b)	26,675	1,964,347

		4,393,741

Total Common Stocks (Cost $45,508,393)		65,481,917

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 0.5%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $306,922); Collateralized by: United States Government & Agency Issues	$306,900	$306,900

Total Short-Term Investments (Cost $306,900)		306,900

Total Investments in Securities (Cost $45,815,293) 102.3%		65,788,817
Other Assets and Liabilities, Net (2.3%)		(1,471,407)

Net Assets 100.0%		$64,317,410

STRONG ENTERPRISE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.7%
Apparel - Clothing Manufacturing 0.8%
Coach, Inc. (b)	38,720	$2,183,808
Auto/Truck - Original Equipment 2.6%
Autoliv, Inc.	73,100	3,530,730
Eaton Corporation	54,040	3,910,334

		7,441,064
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.	127,450	3,676,933
Banks - Super Regional 1.0%
Marshall & Ilsley Corporation (d)	62,000	2,740,400
Beverages - Alcoholic 2.0%
Constellation Brands, Inc. Class A (b) (d)	120,600	5,609,106
Chemicals - Basic 2.1%
Lyondell Petrochemical Company	204,300	5,908,356
Commercial Services - Miscellaneous 1.5%
Cogent, Inc. (b)	43,100	1,422,300
Hewitt Associates, Inc. Class A (b) (d)	89,400	2,861,694

		4,283,994
Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)	100,990	2,745,918
Computer - Peripheral Equipment 1.2%
Synaptics, Inc. (b) (d)	111,000	3,394,380
Computer Software - Desktop 1.6%
Macromedia, Inc. (b)	140,421	4,369,902
Computer Software - Enterprise 2.8%
Cognos, Inc. (b) (d)	60,900	2,683,254
TIBCO Software, Inc. (b) (d)	384,296	5,126,509

		7,809,763
Computer Software - Medical 1.0%
Cerner Corporation (b) (d)	52,400	2,786,108
Computer Software - Security 3.4%
Check Point Software Technologies, Ltd. (b)	162,815	4,010,133
McAfee, Inc. (b) (d)	100,600	2,910,358
VeriSign, Inc. (b)	79,900	2,678,248

		9,598,739
Electronics - Contract Manufacturing 0.8%
Sanmina-SCI Corporation (b)	249,020	$2,109,199
Electronics - Miscellaneous Components 0.5%
Sigmatel, Inc. (b)	40,400	1,435,412
Electronics - Semiconductor Manufacturing 7.5%
Advanced Micro Devices, Inc. (b)	194,100	4,274,082
Altera Corporation (b)	120,900	2,502,630
Cree, Inc. (b) (d)	107,900	4,324,632
Marvell Technology Group, Ltd. (b) (d)	149,300	5,295,671
National Semiconductor Corporation	155,500	2,791,225
Tessera Technologies, Inc. (b) (d)	53,100	1,975,851

		21,164,091
Finance - Investment Management 0.6%
T. Rowe Price Group, Inc.	24,800	1,542,560
Household - Consumer Electronics 1.9%
Harman International Industries, Inc.	41,990	5,332,730
Internet - Content 2.4%
Monster Worldwide, Inc. (b)	101,000	3,397,640
SINA Corp (b) (d)	106,100	3,401,566

		6,799,206
Internet - E*Commerce 6.9%
Ameritrade Holding Corporation (b)	271,200	3,856,464
Getty Images, Inc. (b)	66,600	4,585,410
Overstock.com, Inc. (b) (d)	46,300	3,194,700
Priceline.com, Inc. (b) (d)	189,610	4,472,900
ValueClick, Inc. (b) (d)	244,900	3,264,517

		19,373,991
Internet - Network Security/Solutions 1.3%
Equinix, Inc. (b) (d)	87,700	3,748,298
Leisure - Gaming/Equipment 0.7%
Harrah’s Entertainment, Inc. (d)	29,400	1,966,566
Leisure - Hotels & Motels 0.9%
Las Vegas Sands Corporation (b)	18,900	907,200
Marriott International, Inc. Class A	26,100	1,643,778

		2,550,978
Leisure - Services 0.8%
Royal Caribbean Cruises, Ltd.	40,900	2,226,596
Leisure - Toys/Games/Hobby 2.5%
Marvel Enterprises, Inc. (b) (d)	340,857	6,980,751
Machinery - Construction/Mining 1.2%
Joy Global, Inc. (d)	78,895	3,426,410
Machinery - General Industrial 1.1%
UNOVA, Inc. (b)	125,600	3,176,424
Media - Radio/TV 0.5%
Westwood One, Inc. (b) (d)	55,700	1,500,001
Medical - Biomedical/Biotechnology 4.1%
Digene Corporation (b)	179,349	4,689,976
Genzyme Corporation (b)	58,955	3,423,517
Protein Design Labs, Inc. (b) (d)	165,300	3,415,098

		11,528,591

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ENTERPRISE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Generic Drugs 0.9%
Teva Pharmaceutical Industries, Ltd. ADR (d)	83,600	$2,496,296
Medical - Health Maintenance Organizations 1.9%
WellPoint, Inc. (b)	46,905	5,394,075
Medical - Hospitals 0.7%
Community Health Systems, Inc. (b) (d)	73,550	2,050,574
Medical - Nursing Homes 0.5%
Manor Care, Inc. (d)	38,700	1,371,141
Medical - Products 1.4%
American Medical Systems Holdings, Inc. (b) (d)	95,400	3,988,674
Medical - Systems/Equipment 2.3%
Fisher Scientific International, Inc. (b)	68,970	4,302,349
Varian Medical Systems, Inc. (b)	47,430	2,050,873

		6,353,222
Medical/Dental - Services 1.0%
Quest Diagnostics, Inc.	28,900	2,761,395
Medical/Dental - Supplies 1.0%
Dentsply International, Inc. (d)	51,170	2,875,754
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc. (d)	241,190	4,548,843
Metal Ores - Miscellaneous 1.5%
Phelps Dodge Corporation	42,000	4,154,640
Mining - Gems 1.1%
Pan American Silver Corporation (b) (d)	187,800	3,001,044
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	39,300	1,680,861
Oil & Gas - Drilling 3.3%
ENSCO International, Inc. (d)	61,690	1,958,041
Pride International, Inc. (b) (d)	90,600	1,860,924
Transocean, Inc. (b)	126,700	5,370,813

		9,189,778
Oil & Gas - Machinery/Equipment 1.1%
Input/Output, Inc. (b)	361,600	3,196,544
Oil & Gas - Production/Pipeline 1.6%
The Williams Companies, Inc.	274,000	4,463,460
Oil & Gas - United States Exploration & Production 1.4%
Chesapeake Energy Corporation (d)	229,910	3,793,515
Paper & Paper Products 1.0%
Smurfit-Stone Container Corporation (b)	156,700	2,927,156
Real Estate Operations 1.4%
The St. Joe Company	61,400	3,941,880
Retail - Clothing/Shoes 2.0%
Abercrombie & Fitch Company Class A	122,700	5,760,765
Retail - Home Furnishings 0.7%
Williams-Sonoma, Inc. (b)	54,200	$1,899,168
Retail - Miscellaneous 2.1%
Michaels Stores, Inc.	102,200	3,062,934
PETsMART, Inc.	77,962	2,769,990

		5,832,924
Retail/Wholesale - Office Supplies 0.7%
Staples, Inc.	62,300	2,100,133
Telecommunications - Wireless Equipment 1.4%
Novatel Wireless, Inc. (b) (d)	100,913	1,955,694
Research in Motion, Ltd. (b)	23,940	1,973,135

		3,928,829
Telecommunications - Wireless Services 5.1%
Crown Castle International Corporation (b)	233,200	3,880,448
NII Holdings, Inc. Class B (b) (d)	120,280	5,707,286
Nextel Partners, Inc. Class A (b) (d)	242,060	4,729,852

		14,317,586
Transportation - Airline 0.8%
Southwest Airlines Company	143,100	2,329,668
Transportation - Services 2.2%
Expeditors International of Washington, Inc.	112,700	6,297,676
Trucks & Parts - Heavy Duty 2.4%
Cummins, Inc. (d)	56,400	4,725,756
Oshkosh Truck Corporation	30,100	2,058,238

		6,783,994

Total Common Stocks (Cost $224,314,273)		274,849,870

Short-Term Investments (a) 14.5%
Collateral Received for Securities Lending 11.4%
Navigator Prime Portfolio	32,019,561	32,019,561
Repurchase Agreements (c) 3.1%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $6,801,218); Collateralized by: United States Government & Agency Issues	$6,800,000	6,800,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $2,027,544); Collateralized by: United States Government & Agency Issues	2,027,400	2,027,400

Total Repurchase Agreements		8,827,400

Total Short-Term Investments (Cost $40,846,961)		40,846,961

Total Investments in Securities (Cost $265,161,234) 112.2%		315,696,831
Other Assets and Liabilities, Net (12.2%)		(34,330,942)

Net Assets 100.0%		$281,365,889

STRONG GROWTH 20 FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.4%
Apparel - Clothing Manufacturing 4.7%
Coach, Inc. (b)	125,000	$7,050,000
Computer - Data Storage 2.9%
EMC Corporation (b)	290,000	4,312,300
Computer - Manufacturers 1.3%
Apple Computer, Inc. (b)	30,000	1,932,000
Diversified Operations 3.0%
General Electric Company	125,000	4,562,500
Electronics - Scientific Measuring 3.5%
Danaher Corporation	90,000	5,166,900
Electronics - Semiconductor Manufacturing 6.2%
Marvell Technology Group, Ltd. (b)	260,000	9,222,200
Finance - Investment Brokers 1.4%
The Goldman Sachs Group, Inc.	20,000	2,080,800
Finance - Mortgage & Related Services 7.6%
Doral Financial Corporation	230,000	11,327,500
Financial Services - Miscellaneous 4.4%
Alliance Data Systems Corporation (b)	90,000	4,273,200
Jackson Hewitt Tax Service, Inc.	90,000	2,272,500

		6,545,700
Household - Consumer Electronics 3.0%
Harman International Industries, Inc.	35,000	4,445,000
Internet - Content 12.2%
Google, Inc. Class A (b)	30,000	5,793,000
InfoSpace, Inc. (b)	70,000	3,328,500
Yahoo! Inc. (b)	240,000	9,043,200

		18,164,700
Internet - E*Commerce 5.8%
eBay, Inc. (b)	75,000	8,721,000
Internet - Network Security/Solutions 2.4%
Digital River, Inc. (b)	85,000	3,536,850
Leisure - Gaming/Equipment 4.6%
Station Casinos, Inc.	125,000	6,835,000
Leisure - Hotels & Motels 2.3%
Marriott International, Inc. Class A	55,000	3,463,900
Medical - Drug/Diversified 1.1%
Johnson & Johnson	25,000	1,585,500
Medical - Health Maintenance Organizations 5.9%
Aetna, Inc.	70,000	8,732,500
Oil & Gas - Field Services 3.6%
BJ Services Company	115,000	5,352,100
Oil & Gas - United States Exploration & Production 9.5%
InterOil Corporation (b)	55,000	$2,081,200
Ultra Petroleum Corporation (b)	250,000	12,032,500

		14,113,700
Retail - Major Discount Chains 1.0%
Target Corporation	30,000	1,557,900
Retail - Restaurants 3.8%
Starbucks Corporation (b)	90,000	5,612,400
Telecommunications - Equipment 2.4%
Dycom Industries, Inc. (b)	120,000	3,662,400
Telecommunications - Wireless Equipment 3.8%
QUALCOMM, Inc.	75,000	3,180,000
Research in Motion, Ltd. (b)	30,000	2,472,600

		5,652,600
Transportation - Air Freight 4.0%
FedEx Corporation	60,000	5,909,400

Total Common Stocks (Cost $109,368,077)		149,544,850

Short-Term Investments (a) 0.3%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $357,025); Collateralized by: United States Government & Agency Issues	$357,000	357,000

Total Short-Term Investments (Cost $357,000)		357,000

Total Investments in Securities (Cost $109,725,077) 100.7%		149,901,850
Other Assets and Liabilities, Net (0.7%)		(970,400)

Net Assets 100.0%		$148,931,450

STRONG GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.3%
Agricultural Operations 0.1%
Monsanto Company	25,000	$1,388,750
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	170,000	12,301,200
Banks - Midwest 0.2%
TCF Financial Corporation	115,000	3,696,100
Beverages - Soft Drinks 0.5%
Cott Corporation (b)	335,000	8,284,550
Chemicals - Specialty 0.7%
Praxair, Inc.	255,000	11,258,250
Commercial Services - Market Research 0.4%
Corporate Executive Board Company	82,300	5,509,162

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Miscellaneous 1.8%
Cogent, Inc. (b)	185,000	$6,105,000
Paychex, Inc.	625,000	21,300,000

		27,405,000
Commercial Services - Schools 1.5%
Apollo Group, Inc. Class A (b)	275,001	22,195,331
Computer - Data Storage 1.1%
EMC Corporation (b)	550,000	8,178,500
Xyratex, Ltd. (b)	481,600	7,936,768

		16,115,268
Computer - IT Services 2.9%
Accenture, Ltd. Class A (b)	100,000	2,700,000
Cognizant Technology Solutions Corporation Class A (b)	860,000	36,403,800
Kanbay International, Inc. (b)	75,100	2,350,630
Satyam Computer Services, Ltd. ADR	80,000	1,930,400

		43,384,830
Computer - Local Networks 4.6%
Cisco Systems, Inc. (b)	825,000	15,922,500
Juniper Networks, Inc. (b)	770,000	20,936,300
Polycom, Inc. (b)	1,275,000	29,733,000
QLogic Corporation (b)	75,000	2,754,750

		69,346,550
Computer - Manufacturers 3.0%
Dell, Inc. (b)	1,080,000	45,511,200
Computer Software - Desktop 2.1%
Microsoft Corporation	1,075,000	28,713,250
NAVTEQ Corporation (b)	80,000	3,708,800

		32,422,050
Computer Software - Education/Entertainment 1.3%
Blackboard, Inc. (b)	75,000	1,110,750
Electronic Arts, Inc. (b)	290,000	17,887,200

		18,997,950
Computer Software - Enterprise 2.9%
Cognos, Inc. (b)	410,000	18,064,600
Mercury Interactive Corporation (b)	335,000	15,259,250
TIBCO Software, Inc. (b)	780,000	10,405,200

		43,729,050
Computer Software - Medical 0.3%
Cerner Corporation (b)	90,000	4,785,300
Computer Software - Security 1.4%
Symantec Corporation (b)	55,000	1,416,800
VeriSign, Inc. (b)	575,000	19,274,000

		20,690,800
Cosmetics - Personal Care 1.9%
The Gillette Company	90,000	4,030,200
The Procter & Gamble Company	445,000	24,510,600

		28,540,800
Diversified Operations 2.7%
General Electric Company	775,000	28,287,500
Tyco International, Ltd.	335,000	11,972,900

		40,260,400
Electronics - Contract Manufacturing 0.5%
Flextronics International, Ltd. (b) (d)	550,000	7,601,000
Electronics - Miscellaneous Components 0.7%
Plantronics, Inc.	175,000	7,257,250
Rockwell Automation, Inc.	70,000	3,468,500

		10,725,750
Electronics - Scientific Measuring 0.4%
PerkinElmer, Inc.	280,000	$6,297,200
Electronics - Semiconductor Manufacturing 4.6%
Altera Corporation (b)	355,000	7,348,500
Analog Devices, Inc.	305,000	11,260,600
Marvell Technology Group, Ltd. (b) (d)	275,000	9,754,250
Maxim Integrated Products, Inc.	175,000	7,418,250
Microchip Technology, Inc. (d)	880,000	23,460,800
SiRF Technology Holdings, Inc. (b)	800,000	10,176,000

		69,418,400
Energy - Other 0.4%
CONSOL Energy, Inc.	150,000	6,157,500
Finance - Consumer/Commercial Loans 0.9%
SLM Corporation	250,000	13,347,500
Finance - Investment Brokers 0.6%
Lehman Brothers Holdings, Inc.	105,000	9,185,400
Finance - Mortgage & Related Services 1.1%
Countrywide Financial Corporation	430,000	15,914,300
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.0%
Pharmaceutical Holders Trust	205,000	14,901,450
Financial Services - Miscellaneous 5.3%
Alliance Data Systems Corporation (b)	575,000	27,301,000
American Express Company	130,000	7,328,100
CheckFree Corporation (b)	150,000	5,712,000
First Marblehead Corporation (b)	626,800	35,257,500
iPayment, Inc. (b)	90,000	4,456,800

		80,055,400
Food - Miscellaneous Preparation 0.9%
PepsiCo, Inc.	265,000	13,833,000
Household - Consumer Electronics 0.4%
Harman International Industries, Inc.	45,000	5,715,000
Insurance - Diversified 0.5%
Prudential Financial, Inc.	145,000	7,969,200
Insurance - Property/Casualty/Title 0.4%
RenaissanceRe Holdings, Ltd.	120,000	6,249,600
Internet - Content 3.9%
FindWhat.com (b)	225,000	3,989,250
Google, Inc. Class A (b) (d)	122,000	23,558,200
Yahoo! Inc. (b)	855,000	32,216,400

		59,763,850
Internet - E*Commerce 3.4%
Arbinet-thexchange, Inc. (b)	250,000	6,212,500
eBay, Inc. (b)	385,000	44,767,800

		50,980,300
Internet - Network Security/Solutions 1.9%
Digital River, Inc. (b)	700,000	29,127,000

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Leisure - Gaming/Equipment 1.6%
International Game Technology	225,000	$7,735,500
Station Casinos, Inc.	315,000	17,224,200

		24,959,700
Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A	95,000	5,983,100
Leisure - Services 1.2%
Carnival Corporation	165,000	9,508,950
Royal Caribbean Cruises, Ltd. (d)	170,000	9,254,800

		18,763,750
Machinery - General Industrial 0.4%
Pentair, Inc.	140,000	6,098,400
Media - Radio/TV 0.3%
Univision Communications, Inc. Class A (b)	15,000	439,050
Viacom, Inc. Class B	130,000	4,730,700

		5,169,750
Medical - Biomedical/Biotechnology 3.7%
Amgen, Inc. (b)	325,000	20,848,750
Amylin Pharmaceuticals, Inc. (b)	220,000	5,139,200
Genzyme Corporation (b)	70,000	4,064,900
Gilead Sciences, Inc. (b)	750,000	26,242,500

		56,295,350
Medical - Drug/Diversified 0.7%
Bone Care International, Inc. (b)	170,000	4,734,500
Johnson & Johnson	100,000	6,342,000

		11,076,500
Medical - Ethical Drugs 1.6%
Eli Lilly & Company	225,000	12,768,750
Pfizer, Inc.	400,000	10,756,000

		23,524,750
Medical - Generic Drugs 1.2%
Teva Pharmaceutical Industries, Ltd. ADR	625,000	18,662,500
Medical - Health Maintenance Organizations 2.0%
Aetna, Inc.	80,000	9,980,000
Centene Corporation (b)	120,000	3,402,000
Molina Healthcare, Inc. (b)	355,000	16,464,900

		29,846,900
Medical - Outpatient/Home Care 1.2%
Psychiatric Solutions, Inc. (b)	520,000	19,011,200
Medical - Products 4.4%
Advanced Neuromodulation Systems, Inc. (b)	100,000	3,946,000
INAMED Corporation (b)	385,000	24,351,250
St. Jude Medical, Inc. (b)	700,000	29,351,000
Zimmer Holdings, Inc. (b)	105,000	8,412,600

		66,060,850
Medical - Systems/Equipment 0.3%
Symmetry Medical, Inc. (b)	218,500	4,599,425
Medical/Dental - Services 1.5%
Covance, Inc. (b)	605,000	23,443,750
Medical/Dental - Supplies 2.3%
Kinetic Concepts, Inc. (b)	455,000	34,716,500
Oil & Gas - Drilling 0.8%
ENSCO International, Inc.	400,000	12,696,000
Oil & Gas - Field Services 0.4%
BJ Services Company	120,000	$5,584,800
Oil & Gas - Machinery/Equipment 2.0%
Baker Hughes, Inc.	75,000	3,200,250
Grant Prideco, Inc. (b)	400,000	8,020,000
Smith International, Inc. (b)	345,000	18,771,450

		29,991,700
Oil & Gas - United States Exploration & Production 1.4%
Bill Barrett Corporation (b)	87,800	2,808,722
XTO Energy, Inc.	500,000	17,690,000

		20,498,722
Retail - Leisure Product 1.7%
Dick’s Sporting Goods, Inc. (b)	600,000	21,090,000
Guitar Center, Inc. (b)	90,000	4,742,100

		25,832,100
Retail - Miscellaneous 5.5%
Michaels Stores, Inc.	325,000	9,740,250
PETCO Animal Supplies, Inc. (b)	1,080,000	42,638,400
PETsMART, Inc.	855,000	30,378,150

		82,756,800
Retail - Restaurants 0.9%
Red Robin Gourmet Burgers, Inc. (b)	140,000	7,485,800
Texas Roadhouse, Inc. Class A (b)	203,908	6,025,481

		13,511,281
Retail - Super/Mini Markets 0.4%
Whole Foods Marketing, Inc.	70,000	6,674,500
Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.	260,000	11,112,400
Hughes Supply, Inc.	1,065,000	34,452,750

		45,565,150
Telecommunications - Equipment 1.3%
ADTRAN, Inc.	75,000	1,435,500
Dycom Industries, Inc. (b)	255,000	7,782,600
InPhonic, Inc. (b)	375,000	10,305,000

		19,523,100
Telecommunications - Fiber Optics 0.3%
Corning, Inc. (b) (d)	350,000	4,119,500
Telecommunications - Wireless Equipment 0.9%
Motorola, Inc.	310,000	5,332,000
QUALCOMM, Inc.	95,000	4,028,000
Research in Motion, Ltd. (b) (d)	60,000	4,945,200

		14,305,200
Telecommunications - Wireless Services 0.4%
NII Holdings, Inc. Class B (b)	135,000	6,405,750
Transportation - Services 0.4%
Expeditors International of Washington, Inc. (d)	100,000	5,588,000

Total Common Stocks (Cost $1,125,822,959)		1,504,329,419

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 2.7%
Collateral Received for Securities Lending 1.0%
Navigator Prime Portfolio	15,172,847	$15,172,847
Repurchase Agreements (c) 1.7%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $22,504,031); Collateralized by: United States Government & Agency Issues	$22,500,000	22,500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $20,930,208); Collateralized by: United States Government & Agency Issues	2,930,000	2,930,000

Total Repurchase Agreements		25,430,000

Total Short-Term Investments (Cost $40,602,847)		40,602,847

Total Investments in Securities (Cost $1,166,425,806) 102.0%		1,544,932,266
Other Assets and Liabilities, Net (2.0%)		(30,708,744)

Net Assets 100%		$1,514,223,522

STRONG LARGE COMPANY GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.6%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	8,840	$801,700
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	30,350	1,014,297
Banks - Super Regional 1.4%
Wachovia Corporation	27,150	1,428,090
Chemicals - Basic 2.1%
The Dow Chemical Company	45,300	2,242,803
Computer - Data Storage 3.8%
EMC Corporation (b)	265,400	3,946,498
Computer - Local Networks 0.7%
Juniper Networks, Inc. (b)	27,350	743,646
Computer - Manufacturers 3.9%
Apple Computer, Inc. (b)	7,300	470,120
Dell, Inc. (b)	84,390	3,556,195

		4,026,315
Computer Software - Enterprise 2.6%
Oracle Systems Corporation (b)	197,400	2,708,328
Diversified Operations 5.0%
General Electric Company	103,150	3,764,975
Honeywell International, Inc.	40,350	1,428,793

		5,193,768
Electronics - Semiconductor Manufacturing 6.6%
Advanced Micro Devices, Inc. (b)	44,050	969,981
Altera Corporation (b)	62,250	1,288,575
Marvell Technology Group, Ltd. (b)	53,300	$1,890,551
Texas Instruments, Inc.	109,750	2,702,045

		6,851,152
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	24,450	1,120,299
Food - Confectionery 0.9%
William Wrigley Jr. Company	14,050	972,120
Household - Consumer Electronics 1.3%
Harman International Industries, Inc.	10,900	1,384,300
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	33,950	1,755,894
Internet - Content 4.9%
Yahoo! Inc. (b)	134,600	5,071,728
Internet - E*Commerce 2.0%
eBay, Inc. (b)	18,300	2,127,924
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	7,000	336,000
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	9,850	536,234
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	113,900	2,332,672
Media - Cable TV 1.8%
EchoStar Communications Corporation Class A	56,050	1,863,102
Medical - Biomedical/Biotechnology 2.5%
Genzyme Corporation (b)	45,150	2,621,860
Medical - Generic Drugs 2.4%
Teva Pharmaceutical Industries, Ltd. ADR	82,650	2,467,929
Medical - Health Maintenance Organizations 4.0%
WellPoint, Inc. (b)	36,150	4,157,250
Medical - Products 6.8%
Alcon, Inc.	30,360	2,447,016
Boston Scientific Corporation (b)	58,850	2,092,117
Medtronic, Inc.	51,400	2,553,038

		7,092,171
Medical - Systems/Equipment 1.5%
Fisher Scientific International, Inc. (b)	24,700	1,540,786
Metal Ores - Gold/Silver 1.5%
Placer Dome, Inc.	85,450	1,611,587
Metal Ores - Miscellaneous 2.7%
Phelps Dodge Corporation	28,950	2,863,734
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	14,650	626,581
Oil & Gas - Drilling 1.2%
Transocean, Inc. (b)	29,750	1,261,103

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Field Services 2.5%
Halliburton Company	66,400	$2,605,536
Oil & Gas - Production/Pipeline 2.1%
The Williams Companies, Inc.	137,650	2,242,319
Oil & Gas - United States Exploration & Production 1.2%
Noble Energy, Inc.	20,950	1,291,777
Paper & Paper Products 1.2%
Smurfit-Stone Container Corporation (b)	67,650	1,263,702
Real Estate Operations 0.5%
The St. Joe Company	8,650	555,330
Retail - Drug Stores 1.4%
CVS Corporation	33,400	1,505,338
Retail - Major Discount Chains 2.0%
Target Corporation	40,550	2,105,762
Retail/Wholesale - Office Supplies 2.4%
Staples, Inc.	74,450	2,509,709
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	357,450	1,344,012
Telecommunications - Services 4.5%
Sprint Corporation	186,800	4,641,980
Telecommunications - Wireless Equipment 5.2%
Motorola, Inc.	129,800	2,232,560
QUALCOMM, Inc.	46,850	1,986,440
Research in Motion, Ltd. (b)	15,050	1,240,421

		5,459,421
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	17,150	813,767
Transportation - Airline 1.7%
Southwest Airlines Company	105,600	1,719,168

Total Common Stocks (Cost $85,824,451)		98,757,692

Short-Term Investments (a) 6.3%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $6,543,063); Collateralized by: United States Government & Agency Issues	$6,542,600	6,542,600

Total Short-Term Investments (Cost $6,542,600)		6,542,600

Total Investments in Securities (Cost $92,367,051) 100.9%		105,300,292
Other Assets and Liabilities, Net (0.9%)		(950,578)

Net Assets 100.0%		$104,349,714

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Assets:
Investments in Securities, at Value (Cost of $122,567, $172,891 and $17,161, respectively)	$152,109	$210,115	$20,117
Receivable for Securities Sold	—	450	279
Receivable for Fund Shares Sold	28	727	1
Dividends and Interest Receivable	223	18	14
Other Assets	50	25	3

Total Assets	152,410	211,335	20,414

Liabilities:
Payable for Securities Purchased	—	416	—
Payable for Fund Shares Redeemed	1,521	262	978
Payable Upon Return of Securities on Loan	—	19,405	—
Accrued Operating Expenses and Other Liabilities	112	71	19

Total Liabilities	1,633	20,154	997

Net Assets	$150,777	$191,181	$19,417

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$283,907	$145,731	$18,138
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	(162,671)	8,226	(1,677)
Net Unrealized Appreciation (Depreciation)	29,541	37,224	2,956

Net Assets	$150,777	$191,181	$19,417

Capital Shares Outstanding (Unlimited Number Authorized)	12,033	8,879	1,826

Net Asset Value Per Share – Investor Class	$12.53	$21.53	$10.64

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Assets:
Investments in Securities, at Value (Cost of $427,382 and $45,815, respectively)	$533,897	$65,789
Receivable for Securities Sold	3,900	1,455
Receivable for Fund Shares Sold	207	213
Dividends and Interest Receivable	260	5
Other Assets	35	15

Total Assets	538,299	67,477

Liabilities:
Payable for Securities Purchased	545	—
Payable for Fund Shares Redeemed	4,273	3,118
Payable Upon Return of Securities on Loan	14,855	—
Accrued Operating Expenses and Other Liabilities	195	42

Total Liabilities	19,868	3,160

Net Assets	$518,431	$64,317

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$889,737	$88,152
Undistributed Net Investment Income (Loss)	—	—
Accumulated Net Realized Gain (Loss)	(477,821)	(43,809)
Net Unrealized Appreciation (Depreciation)	106,515	19,974

Net Assets	$518,431	$64,317

Capital Shares Outstanding (Unlimited Number Authorized)	22,792	4,053

Net Asset Value Per Share – Investor Class	$22.75	$15.87

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Enterprise Fund
Assets:
Investments in Securities, at Value (Cost of $265,161)	$315,697
Receivable for Fund Shares Sold	126
Dividends and Interest Receivable	27
Other Assets	163

Total Assets	316,013

Liabilities:
Payable for Securities Purchased	672
Payable for Fund Shares Redeemed	1,737
Payable Upon Return of Securities on Loan	32,020
Accrued Operating Expenses and Other Liabilities	218

Total Liabilities	34,647

Net Assets	$281,366

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$523,906
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(293,076)
Net Unrealized Appreciation (Depreciation)	50,536

Net Assets	$281,366

Investor Class ($ and shares in full)
Net Assets	$260,211,880
Capital Shares Outstanding (Unlimited Number Authorized)	10,428,023

Net Asset Value Per Share	$24.95

Institutional Class ($ and shares in full)
Net Assets	$7,126,043
Capital Shares Outstanding (Unlimited Number Authorized)	281,661

Net Asset Value Per Share	$25.30

Advisor Class ($ and shares in full)
Net Assets	$1,529,366
Capital Shares Outstanding (Unlimited Number Authorized)	61,075

Net Asset Value Per Share	$25.04

Class K ($ and shares in full)
Net Assets	$12,498,600
Capital Shares Outstanding (Unlimited Number Authorized)	492,812

Net Asset Value Per Share	$25.36

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Growth 20 Fund
Assets:
Investments in Securities, at Value (Cost of $109,725)	$149,902
Receivable for Fund Shares Sold	47
Dividends and Interest Receivable	59
Other Assets	11

Total Assets	150,019

Liabilities:
Payable for Fund Shares Redeemed	977
Accrued Operating Expenses and Other Liabilities	111

Total Liabilities	1,088

Net Assets	$148,931

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$464,521
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(355,767)
Net Unrealized Appreciation (Depreciation)	40,177

Net Assets	$148,931

Investor Class ($ and shares in full)
Net Assets	$144,535,143
Capital Shares Outstanding (Unlimited Number Authorized)	9,844,093

Net Asset Value Per Share	$14.68

Advisor Class ($ and shares in full)
Net Assets	$4,396,307
Capital Shares Outstanding (Unlimited Number Authorized)	298,125

Net Asset Value Per Share	$14.75

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands)

Strong Growth Fund
Assets:
Investments in Securities, at Value (Cost of $1,166,426)	$1,544,932
Receivable for Securities Sold	5,686
Receivable for Fund Shares Sold	1,591
Dividends and Interest Receivable	365
Other Assets	108

Total Assets	1,552,682

Liabilities:
Payable for Securities Purchased	9,950
Payable for Fund Shares Redeemed	12,797
Payable Upon Return of Securities on Loan	15,173
Accrued Operating Expenses and Other Liabilities	538

Total Liabilities	38,458

Net Assets	$1,514,224

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,830,258
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(694,540)
Net Unrealized Appreciation (Depreciation)	378,506

Net Assets	$1,514,224

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

Strong Growth Fund
Investor Class
Net Assets	$1,146,002,206
Capital Shares Outstanding (Unlimited Number Authorized)	59,211,933

Net Asset Value Per Share	$19.35

Institutional Class
Net Assets	$294,891,588
Capital Shares Outstanding (Unlimited Number Authorized)	14,754,240

Net Asset Value Per Share	$19.99

Advisor Class
Net Assets	$6,357,036
Capital Shares Outstanding (Unlimited Number Authorized)	330,676

Net Asset Value Per Share	$19.22

Class C
Net Assets	$314,277
Capital Shares Outstanding (Unlimited Number Authorized)	16,539

Net Asset Value Per Share	$19.00

Class K
Net Assets	$66,658,415
Capital Shares Outstanding (Unlimited Number Authorized)	3,387,961

Net Asset Value Per Share	$19.68

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Large Company Growth Fund
Assets:
Investments in Securities, at Value (Cost of $92,367)	$105,300
Receivable for Fund Shares Sold	2,190
Dividends and Interest Receivable	63
Other Assets	12

Total Assets	107,565

Liabilities:
Payable for Securities Purchased	2,967
Payable for Fund Shares Redeemed	215
Accrued Operating Expenses and Other Liabilities	33

Total Liabilities	3,215

Net Assets	$104,350

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$91,817
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(400)
Net Unrealized Appreciation (Depreciation)	12,933

Net Assets	$104,350

Investor Class ($ and shares in full)
Net Assets	$99,454,712
Capital Shares Outstanding (Unlimited Number Authorized)	6,334,310

Net Asset Value Per Share	$15.70

Class K ($ and shares in full)
Net Assets	$4,895,002
Capital Shares Outstanding (Unlimited Number Authorized)	309,347

Net Asset Value Per Share	$15.82

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Income:
Dividends (net of foreign withholding taxes of $2, $2 and $2, respectively)	$2,009	$412	$151
Interest	61	77	6

Total Income	2,070	489	157

Expenses:
Investment Advisory Fees	758	1,282	160
Administrative Fees	455	427	64
Custodian Fees	10	21	7
Shareholder Servicing Costs	965	534	138
Reports to Shareholders	168	99	4
12b-1 Fees	—	—	53
Other	85	102	36

Total Expenses before Expense Waivers and Offsets	2,441	2,465	462
Expense Waivers and Offsets (Note 4)	(54)	(68)	(43)

Expenses, Net	2,387	2,397	419

Net Investment Income (Loss)	(317)	(1,908)	(262)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	28,524	18,988	186
Net Change in Unrealized Appreciation/Depreciation on Investments	(10,314)	7,878	2,183

Net Gain (Loss) on Investments	18,210	26,866	2,369

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,893	$24,958	$2,107

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Income:
Dividends (net of foreign withholding taxes of $9 and $1, respectively)	$4,890	$70
Interest	106	11

Total Income	4,996	81

Expenses:
Investment Advisory Fees	3,065	619
Administrative Fees	1,664	248
Custodian Fees	35	15
Shareholder Servicing Costs	1,594	357
Reports to Shareholders	288	69
Other	243	63

Total Expenses before Expense Waivers and Offsets	6,889	1,371
Expense Waivers and Offsets (Note 4)	(202)	(33)

Expenses, Net	6,687	1,338

Net Investment Income (Loss)	(1,691)	(1,257)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	73,815	18,408
Net Change in Unrealized Appreciation/Depreciation on Investments	(28,242)	(14,290)

Net Gain (Loss) on Investments	45,573	4,118

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,882	$2,861

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Enterprise Fund	Strong Growth 20 Fund	Strong Growth Fund	Strong Large Company Growth Fund
Income:
Dividends (net of foreign withholding taxes of $13, $25, $34 and $5, respectively)	$835	$544	$10,914	$651
Interest	92	59	279	39

Total Income	927	603	11,193	690

Expenses (Note 4):
Investment Advisory Fees	2,076	1,267	11,725	582
Administrative Fees	810	508	3,856	231
Custodian Fees	30	15	107	11
Shareholder Servicing Costs	1,732	1,037	4,537	237
Reports to Shareholders	292	181	1,066	41
12b-1 Fees	4	12	23	187
Other	171	114	643	73

Total Expenses before Expense Waivers and Offsets	5,115	3,134	21,957	1,362
Expense Waivers and Offsets	(153)	(88)	(818)	(256)

Expenses, Net	4,962	3,046	21,139	1,106

Net Investment Income (Loss)	(4,035)	(2,443)	(9,946)	(416)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	38,766	31,815	261,989	9,100
Futures Contracts	—	298	—	1

Net Realized Gain (Loss)	38,766	32,113	261,989	9,101
Net Change in Unrealized Appreciation/Depreciation on Investments	3,910	(10,723)	(70,440)	4,516

Net Gain (Loss) on Investments	42,676	21,390	191,549	13,617

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,641	$18,947	$181,603	$13,201

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(317)	$(1,371)	$(1,908)	$(1,012)
Net Realized Gain (Loss)	28,524	(20,202)	18,989	19,126
Net Change in Unrealized Appreciation/Depreciation	(10,314)	67,883	7,877	30,925

Net Increase (Decrease) in Net Assets Resulting from Operations	17,893	46,310	24,958	49,039
Distributions:
From Net Investment Income	—	—	—	(7)
From Net Realized Gains	—	—	(10,141)	(1,805)

Total Distributions	—	—	(10,141)	(1,812)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(43,426)	(73,292)	9,571	(13,795)

Total Increase (Decrease) in Net Assets	(25,533)	(26,982)	24,388	33,432
Net Assets:
Beginning of Year	176,310	203,292	166,793	133,361

End of Year	$150,777	$176,310	$191,181	$166,793

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(262)	$(50)	$(1,691)	$(3,032)
Net Realized Gain (Loss)	186	521	73,815	36,332
Net Change in Unrealized Appreciation/Depreciation	2,183	801	(28,242)	117,845

Net Increase (Decrease) in Net Assets Resulting from Operations	2,107	1,272	43,882	151,145
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,810	(447)	(169,582)	(95,908)

Total Increase (Decrease) in Net Assets	14,917	825	(125,700)	55,237
Net Assets:
Beginning of Year	4,500	3,675	644,131	588,894

End of Year	$19,417	$4,500	$518,431	$644,131

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(1,257)	$(1,325)
Net Realized Gain (Loss)	18,408	7,047
Net Change in Unrealized Appreciation/Depreciation	(14,290)	26,088

Net Increase (Decrease) in Net Assets Resulting from Operations	2,861	31,810
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,659)	9,891

Total Increase (Decrease) in Net Assets	(35,798)	41,701
Net Assets:
Beginning of Year	100,115	58,414

End of Year	$64,317	$100,115

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(4,035)	$(3,606)
Net Realized Gain (Loss)	38,766	41,662
Net Change in Unrealized Appreciation/Depreciation	3,910	43,963

Net Increase (Decrease) in Net Assets Resulting from Operations	38,641	82,019
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(44,503)	(24,147)

Total Increase (Decrease) in Net Assets	(5,862)	57,872
Net Assets:
Beginning of Year	287,228	229,356

End of Year	$281,366	$287,228

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(2,443)	$(3,998)
Net Realized Gain (Loss)	32,113	24,865
Net Change in Unrealized Appreciation/Depreciation	(10,723)	43,224

Net Increase (Decrease) in Net Assets Resulting from Operations	18,947	64,091
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(128,908)	4,591

Total Increase (Decrease) in Net Assets	(109,961)	68,682
Net Assets:
Beginning of Year	258,892	190,210

End of Year	$148,931	$258,892

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(9,946)	$(16,286)
Net Realized Gain (Loss)	261,988	145,925
Net Change in Unrealized Appreciation/Depreciation	(70,439)	320,600

Net Increase (Decrease) in Net Assets Resulting from Operations	181,603	450,239
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(410,294)	(181,638)

Total Increase (Decrease) in Net Assets	(228,691)	268,601
Net Assets:
Beginning of Year	1,742,915	1,474,314

End of Year	$1,514,224	$1,742,915

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(416)	$(202)
Net Realized Gain (Loss)	9,101	1,276
Net Change in Unrealized Appreciation/Depreciation	4,516	8,628

Net Increase (Decrease) in Net Assets Resulting from Operations	13,201	9,702
Distributions:
From Net Investment Income
Investor Class	—	(14)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,374	40,712

Total Increase (Decrease) in Net Assets	32,575	50,400
Net Assets:
Beginning of Year	71,775	21,375

End of Year	$104,350	$71,775

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG BLUE CHIP FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.12	$8.62	$12.36	$16.56	$20.99	$18.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.09)	(0.08)	(0.06)	(0.01)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.44	2.59	(3.66)	(4.14)	(3.42)	2.98

Total from Investment Operations	1.41	2.50	(3.74)	(4.20)	(3.43)	2.89

Less Distributions:
From Net Realized Gains	—	—	—	—	(1.00)	—

Total Distributions	—	—	—	—	(1.00)	—

Net Asset Value, End of Period	$12.53	$11.12	$8.62	$12.36	$16.56	$20.99

Ratios and Supplemental Data
Total Return(c)	+12.68%	+29.00%	–30.26%	–25.36%	–16.43%	+15.97%
Net Assets, End of Period (In Millions)	$151	$176	$203	$339	$499	$616
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.7%	1.6%	1.4%	1.1%*	1.1%
Ratio of Expenses to Average Net Assets	1.6%	1.7%	1.6%	1.4%	1.1%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%	(0.8)%	(0.7)%	(0.4)%	(0.2)%*	(0.5)%
Portfolio Turnover Rate	201.8%	268.5%	214.0%	203.9%	21.2%	67.9%

STRONG DISCOVERY FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.73	$14.42		$16.84	$16.39	$18.64
Income From Investment Operations:
Net Investment Income (Loss)	(0.21)	(0.12)		(0.06)	(0.08)	0.06
Net Realized and Unrealized Gains (Losses) on Investments	3.22	5.64		(1.91)	0.76	0.51

Total from Investment Operations	3.01	5.52		(1.97)	0.68	0.57
Less Distributions:
From Net Investment Income	—	(0.00	)(d)	—	—	(0.04)
From Net Realized Gains	(1.21)	(0.21)		(0.45)	(0.23)	(2.78)

Total Distributions	(1.21)	(0.21)		(0.45)	(0.23)	(2.82)

Net Asset Value, End of Period	$21.53	$19.73		$14.42	$16.84	$16.39

Ratios and Supplemental Data
Total Return(c)	+15.69%	+38.34%		–12.12%	+4.17%	+3.97%
Net Assets, End of Period (In Millions)	$191	$167		$133	$158	$165
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.5%		1.5%	1.5%	1.5%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(0.7)%		(0.4)%	(0.5)%	0.3%
Portfolio Turnover Rate	171.2%	302.2%		420.0%	501.7%	481.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENDEAVOR FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.32	$7.03	$9.94	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)	(0.10)	(0.11)	(0.06	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.46	2.39	(2.80)	0.00	(d)

Total from Investment Operations	1.32	2.29	(2.91)	(0.06)
Less Distributions:
From Net Investment Income	—	—	—	—

Total Distributions	—	—	—	—

Net Asset Value, End of Period	$10.64	$9.32	$7.03	$9.94

Ratios and Supplemental Data
Total Return(e)	+14.16%	+32.57%	–29.28%	–0.60%
Net Assets, End of Period (In Millions)	$19	$5	$4	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.8%	2.7%	3.1	%*
Ratio of Expenses to Average Net Assets	2.0%	1.9%	1.9%	2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.1)%	(1.2)%	(1.2	)%*
Portfolio Turnover Rate	215.2%	243.0%	416.8%	391.8%

STRONG LARGE CAP GROWTH FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(f)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.94	$16.51	$23.55	$34.77		$45.49	$41.52
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10)	(0.08)	(0.02)		0.01	(0.16)
Net Realized and Unrealized Gains (Losses) on Investments	1.88	4.53	(6.96)	(11.20)		(4.81)	12.01

Total from Investment Operations	1.81	4.43	(7.04)	(11.22)		(4.80)	11.85
Less Distributions:
From Net Investment Income	—	—	—	(0.00	)(d)	—	—
From Net Realized Gains	—	—	—	—		(5.92)	(7.88)

Total Distributions	—	—	—	(0.00	)(d)	(5.92)	(7.88)

Net Asset Value, End of Period	$22.75	$20.94	$16.51	$23.55		$34.77	$45.49

Ratios and Supplemental Data
Total Return(e)	+8.64%	+26.83%	–29.89%	–32.27%		–10.34%	+28.12%
Net Assets, End of Period (In Millions)	$518	$644	$589	$976		$1,574	$1,769
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.2%	1.3%	1.2%	1.1%		1.0%*	1.0%
Ratio of Expenses to Average Net Assets	1.2%	1.3%	1.2%	1.1%		1.0%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3)%	(0.5)%	(0.4)%	(0.1)%		0.1%*	(0.4)%
Portfolio Turnover Rate	89.0%	253.4%	443.2%	468.7%		68.6%	455.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 6, 2001 (inception date) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	In 2000, the Fund changed its fiscal year-end from October to December.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG U.S. EMERGING GROWTH FUND

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.90		$10.02	$15.17		$19.17	$19.59
Income From Investment Operations:
Net Investment Income (Loss)	(0.31)		(0.20)	(0.24)		(0.23)	(0.19)
Net Realized and Unrealized Gains (Losses) on Investments	1.28		5.08	(4.91)		(3.77)	0.22

Total from Investment Operations	0.97		4.88	(5.15)		(4.00)	0.03
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.45)

Total Distributions	—		—	—		—	(0.45)

Net Asset Value, End of Period	$15.87		$14.90	$10.02		$15.17	$19.17

Ratios and Supplemental Data
Total Return(b)	+6.51%		+48.70%	–33.95%		–20.87%	+0.29%
Net Assets, End of Period (In Millions)	$64		$100	$58		$86	$112
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%		1.8%	1.9%		1.6%	1.4%
Ratio of Expenses to Average Net Assets	1.6%		1.7%	1.9%		1.6%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.6)%	(1.8)%		(1.5)%	(1.2)%
Portfolio Turnover Rate	112.3%		100.3%	171.5%		168.2%	186.8%

STRONG ENTERPRISE FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.78		$15.90	$22.14		$28.37	$41.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.34	)(c)	(0.30)	(0.28	)(c)	(0.31)	(0.28)
Net Realized and Unrealized Gains (Losses) on Investments	3.51		6.18	(5.96)		(5.92)	(12.04)

Total from Investment Operations	3.17		5.88	(6.24)		(6.23)	(12.32)
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.55)

Total Distributions	—		—	—		—	(0.55)

Net Asset Value, End of Period	$24.95		$21.78	$15.90		$22.14	$28.37

Ratios and Supplemental Data
Total Return(b)	+14.55%		+36.98%	–28.18%		–21.96%	–29.77%
Net Assets, End of Period (In Millions)	$260		$249	$224		$372	$575
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		2.0%	2.0%		1.8%	1.4%
Ratio of Expenses to Average Net Assets	1.9%		1.8%	2.0%		1.8%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.4)%	(1.5)%		(1.2)%	(0.7)%
Portfolio Turnover Rate(d)	184.5%		261.2%	376.8%		629.8%	473.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.87		$18.34
Income From Investment Operations:
Net Investment Income (Loss)	(0.11	)(c)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	3.54		3.59

Total from Investment Operations	3.43		3.53
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$25.30		$21.87

Ratios and Supplemental Data
Total Return(d)	+15.68%		+19.25%
Net Assets, End of Period (In Millions)	$7		$2
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.9%		1.2	%*
Ratio of Expenses to Average Net Assets	0.8%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.7	)%*
Portfolio Turnover Rate(e)	184.5%		261.2%

STRONG ENTERPRISE FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.79		$15.86	$22.04		$28.31	$51.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.27	)(c)	(0.23)	(0.24	)(c)	(0.21)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	3.52		6.16	(5.94)		(6.06)	(22.43)

Total from Investment Operations	3.25		5.93	(6.18)		(6.27)	(22.46)
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.55)

Total Distributions	—		—	—		—	(0.55)

Net Asset Value, End of Period	$25.04		$21.79	$15.86		$22.04	$28.31

Ratios and Supplemental Data
Total Return(d)	+14.92%		+37.39%	–28.04%		–22.15%	–43.68%
Net Assets, End of Period (In Millions)	$2		$2	$1		$1	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.5%	1.8%		2.1%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.5%	1.8%		2.1%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%		(1.1)%	(1.3)%		(1.6)%	(1.2)%*
Portfolio Turnover Rate(e)	184.5%		261.2%	376.8%		629.8%	473.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — CLASS K

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.94	$16.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.10)	(0.04	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	3.57		6.14	(0.34)

Total from Investment Operations	3.38		6.04	(0.38)
Less Distributions:
From Net Investment Income	—		—	—

Total Distributions	—		—	—

Net Asset Value, End of Period	$25.36		$21.98	$15.94

Ratios and Supplemental Data
Total Return(d)	+15.38%		+37.89%	–2.33%
Net Assets, End of Period (In Millions)	$12		$34	$4
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.3%	1.3	%*
Ratio of Expenses to Average Net Assets	1.1%		1.2%	1.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(0.8)%	(0.6	)%*
Portfolio Turnover Rate(e)	184.5%		261.2%	376.8%

STRONG GROWTH 20 FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.96		$10.19		$14.74	$25.13	$30.63
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.17	)(c)	(0.21)	(0.15)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	1.91		2.94		(4.34)	(10.24)	(3.05)

Total from Investment Operations	1.72		2.77		(4.55)	(10.39)	(3.15)
Less Distributions:
From Net Investment Income	—		—		—	—	—
From Net Realized Gains	—		—		—	—	(2.35)

Total Distributions	—		—		—	—	(2.35)

Net Asset Value, End of Period	$14.68		$12.96		$10.19	$14.74	$25.13

Ratios and Supplemental Data
Total Return(d)	+13.27%		+27.18%		–30.87%	–41.35%	–10.33%
Net Assets, End of Period (In Millions)	$145		$253		$184	$361	$766
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		1.8%		1.9%	1.5%	1.3%
Ratio of Expenses to Average Net Assets	1.8%		1.7%		1.9%	1.5%	1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.5)%		(1.5)%	(0.8)%	(0.4)%
Portfolio Turnover Rate(e)	187.1%		318.1%		460.8%	658.7%	521.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH 20 FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99		$10.19		$14.69		$25.06	$36.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(c)	(0.15	)(c)	(0.15)		(0.12)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.92		2.95		(4.35)		(10.25)	(9.18)

Total from Investment Operations	1.76		2.80		(4.50)		(10.37)	(9.20)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		—	(2.35)

Total Distributions	—		—		—		—	(2.35)

Net Asset Value, End of Period	$14.75		$12.99		$10.19		$14.69	$25.06

Ratios and Supplemental Data
Total Return(d)	+13.55%		+27.48%		–30.63%		–41.38%	–25.17%
Net Assets, End of Period (In Millions)	$4		$6		$7		$10	$5
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.5%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%		(1.3)%		(1.2)%		(0.9)%	(1.0)%*
Portfolio Turnover Rate(e)	187.1%		318.1%		460.8%		658.7%	521.0%

STRONG GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.19		$13.21		$17.68		$27.05	$35.66
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.16	)(c)	(0.18	)(c)	(0.15)	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	2.29		4.14		(4.29)		(9.15)	(3.21)

Total from Investment Operations	2.16		3.98		(4.47)		(9.30)	(3.38)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.35		$17.19		$13.21		$17.68	$27.05

Ratios and Supplemental Data
Total Return(d)	+12.57%		+30.13%		–25.28%		–34.39%	–9.23%
Net Assets, End of Period (In Millions)	$1,146		$1,366		$1,256		$2,022	$3,411
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.5%		1.5%		1.6%		1.4%	1.2%
Ratio of Expenses to Average Net Assets	1.5%		1.5%		1.6%		1.4%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(1.1)%		(1.2)%		(0.7)%	(0.6)%
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65		$13.48		$17.91		$27.17	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.07	)(c)	(0.08	)(c)	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.37		4.24		(4.35)		(9.17)	(11.33)

Total from Investment Operations	2.34		4.17		(4.43)		(9.19)	(11.34)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.99		$17.65		$13.48		$17.91	$27.17

Ratios and Supplemental Data
Total Return(d)	+13.26%		+30.93%		–24.73%		–33.84%	–25.72%
Net Assets, End of Period (In Millions)	$295		$311		$195		$73	$18
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.9%		0.9%		0.9%		0.9%	0.8%*
Ratio of Expenses to Average Net Assets	0.9%		0.9%		0.9%		0.9%	0.8%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		(0.5)%		(0.5)%		(0.3)%	(0.1)%*
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

STRONG GROWTH FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.09		$13.14		$17.58		$26.96	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(c)	(0.16	)(c)	(0.17	)(c)	(0.15)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.28		4.11		(4.27)		(9.16)	(11.53)

Total from Investment Operations	2.13		3.95		(4.44)		(9.31)	(11.55)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.22		$17.09		$13.14		$17.58	$26.96

Ratios and Supplemental Data
Total Return(d)	+12.46%		+30.06%		–25.26%		–34.54%	–26.21%
Net Assets, End of Period (In Millions)	$6		$9		$10		$14	$4
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%		1.6%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%		(1.1)%		(1.2)%		(1.0)%	(0.9)%*
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.03		$13.21		$13.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.30	)(c)	(0.32	)(c)	0.00	(c)(d)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		4.14		(0.23)

Total from Investment Operations	1.97		3.82		(0.23)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$19.00		$17.03		$13.21

Ratios and Supplemental Data
Total Return(e)	+11.57%		+28.92%		–1.71%
Net Assets, End of Period (In Millions)	$0	(f)	$1		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.4%		4.3%		2.3	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5%		2.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(2.0)%		0.0	%*(d)
Portfolio Turnover Rate(g)	91.6%		138.8%		248.5%

STRONG GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.38		$13.29		$13.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.08	)(c)	(0.01	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		4.17		(0.23)

Total from Investment Operations	2.30		4.09		(0.24)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$19.68		$17.38		$13.29

Ratios and Supplemental Data
Total Return(e)	+13.23%		+30.78%		–1.77%
Net Assets, End of Period (In Millions)	$67		$56		$13
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.2%		1.3	%*
Ratio of Expenses to Average Net Assets	1.0%		1.0%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		(0.5)%		(0.7	)%*
Portfolio Turnover Rate(g)	91.6%		138.8%		248.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from August 30, 2002 (commencement of class) through December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG LARGE COMPANY GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)		Sep. 30, 2002(c)	Sep. 30, 2001	Sep. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.36	$10.66	$10.25		$12.17	$19.15	$13.12
Income From Investment Operations:
Net Investment Income	(0.06)	(0.04)	0.00	(d)	0.31	0.32	0.29
Net Realized and Unrealized Gains (Losses) on Investments	2.40 (e)	2.75 (e)	0.45		(1.93)	(5.09)	6.26

Total from Investment Operations	2.34	2.71	0.45		(1.62)	(4.77)	6.55
Less Distributions:
From Net Investment Income	—	(0.01)	(0.04)		(0.27)	(0.32)	(0.27)
From Net Realized Gains	—	—	—		(0.03)	(1.89)	(0.25)

Total Distributions	—	(0.01)	(0.04)		(0.30)	(2.21)	(0.52)

Net Asset Value, End of Period	$15.70	$13.36	$10.66		$10.25	$12.17	$19.15

Ratios and Supplemental Data
Total Return(f)	+17.51%	+25.41%	+4.38%		–13.69%	–26.22%	+50.67%
Net Assets, End of Period (In Millions)	$99	$71	$21		$18	$33	$37
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.8%	1.8%	1.9	%*	1.7%	1.6%	1.6%
Ratio of Expenses to Average Net Assets	1.4%	1.5%	1.3	%*	1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.5)%	0.2	%*	2.3%	2.2%	1.8%
Portfolio Turnover Rate(g)	238.9%	229.0%	71.8%		311.3%	285.3%	180.8%

STRONG LARGE COMPANY GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.40	$11.96
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	2.43 (e)	1.44	(i)

Total from Investment Operations	2.42	1.44
Less Distributions:
From Net Investment Income	—	—

Total Distributions	—	—

Net Asset Value, End of Period	$15.82	$13.40

Ratios and Supplemental Data
Total Return(f)	+18.06%	+12.04%
Net Assets, End of Period (In Millions)	$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	2.1	%*
Ratio of Expenses to Average Net Assets	0.9%	0.9	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	(0.0	)%*(d)
Portfolio Turnover Rate(g)	238.9%	229.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Includes $0.01 in redemption fees (Note 2Q).
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from June 30, 2003 (commencement of class) through December 31, 2003.
(i)	Includes $0.02 in redemption fees (Note 2Q).

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Growth Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Blue Chip Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Discovery Fund(1) (a series fund of Strong Discovery Fund, Inc.)

•	Strong Endeavor Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Large Cap Growth Fund(1) (a series fund of Strong Large Cap Growth Fund, Inc.)

•	Strong U.S. Emerging Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Enterprise Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth 20 Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Large Company Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C, and Class K shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, Advisor Class shares and Class C shares are available only through financial professionals, and Class K shares are primarily available through retirement plans.

Effective June 30, 2003 (public launch July 1, 2003), Strong Enterprise Fund issued an additional class of shares: Institutional Class shares.

Effective June 30, 2003 (public launch July 1, 2003), Strong Large Company Growth Fund issued an additional class of shares: Class K shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2004.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, and Strong Large Company Growth Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund had securities with a market value of $18,976,049, $14,434,935, $31,332,604, and $14,650,246, respectively, on loan and had received $19,404,609, $14,854,959, $32,019,561, and $15,172,847, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $35,763, $13,340, $54,275, and $37,677 for Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(Q)	Redemption Fees — Investor Class shares of Strong Large Company Growth Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

(R)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C	Class K
Strong Blue Chip Fund	0.50%		0.30%	*	*	*	*
Strong Discovery Fund	0.75%		0.25%	*	*	*	*
Strong Endeavor Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Large Cap Growth Fund	0.60	%(2)	0.30%	*	*	*	*
Strong U.S. Emerging Growth Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Enterprise Fund	0.75	%(1)	0.30%	0.02%	0.30%	*	0.25%
Strong Growth 20 Fund	0.75	%(1)	0.30%	*	0.30%	*	*
Strong Growth Fund	0.75	%(1)	0.30%	0.02%	0.30%	0.30%	0.25%
Strong Large Company Growth Fund	0.75	%(1)	0.30%	*	*	*	0.25%

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.60% for first $35 million assets and 0.55% for assets over $35 million.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Net Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2005, to keep Net Annual Operating Expenses of the Investor Class of Strong Endeavor Fund and Strong Enterprise Fund at no more than 2.00%, Class C of Strong Growth Fund at no more than 2.50%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund and Strong Large Company Growth Fund at no more than 0.99%. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 9), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Funds from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Fund family on April 11, 2005 and be subject to a different expense structure.

Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C, and Class K shares are paid at an annual rate of 0.015%, 0.20%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments,

Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Growth Fund’s Class C shares have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended December 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund of $381. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

Through December 31, 2004, Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, managed investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Blue Chip Fund	$74,184	$967,601	$7,240	$6,712
Strong Discovery Fund	41,148	535,571	3,128	6,686
Strong Endeavor Fund	12,050	137,724	908	1,263
Strong Large Cap Growth Fund	123,575	1,596,566	10,442	24,318
Strong U.S. Emerging Growth Fund	24,215	358,444	3,111	3,536
Strong Enterprise Fund	143,490	1,736,854	8,228	11,174
Strong Growth 20 Fund	75,517	1,039,560	6,110	8,660
Strong Growth Fund	349,101	4,544,532	44,783	67,142
Strong Large Company Growth Fund	18,780	238,775	3,602	2,742

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Enterprise Fund
Investor Class	$760,779	$1,692,962	$280,564	$—	$11,050
Institutional Class	784	596	1,424	—	1
Advisor Class	4,813	3,306	463	4,011	62
Class K	44,053	35,266	9,777	—	1,839
Strong Growth 20 Fund
Investor Class	494,111	1,027,394	178,921	—	8,082
Advisor Class	13,817	9,241	1,938	11,514	954
Strong Growth Fund
Investor Class	3,626,197	4,358,988	756,013	—	24,879
Institutional Class	57,419	43,251	258,885	—	26,236
Advisor Class	22,461	15,102	3,227	18,717	51
Class C	1,229	848	4,288	4,091	18
Class K	148,903	119,122	43,793	—	818
Strong Large Company Growth Fund
Investor Class	223,944	231,179	39,580	186,620	4,969
Class K	7,360	5,911	983	—	319

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Blue Chip Fund	$(51,889)	$—	$(1,891)	$(129)
Strong Discovery Fund	(56,602)	—	(10,748)	(392)
Strong Endeavor Fund	(42,243)	—	(305)	(39)
Strong Large Cap Growth Fund	(175,356)	—	(25,931)	(532)
Strong U.S. Emerging Growth Fund	(27,521)	—	(4,963)	(161)
Strong Enterprise Fund
Investor Class	(16,076)	—	—	—
Institutional Class	(368)	—	—	—
Advisor Class	(172)	—	—	—
Class K	(26,819)	—	—	—
Fund Level	(81,431)	—	(27,692)	(355)
Strong Growth 20 Fund
Investor Class	(13,702)	—	—	—
Advisor Class	(570)	—	—	—
Fund Level	(46,606)	—	(26,398)	(271)
Strong Growth Fund
Investor Class	(49,280)	—	—	—
Institutional Class	(1,130)	—	—	—
Advisor Class	(713)	—	—	—
Class C	(3,645)	—	—	—
Class K	(196,509)	—	—	—
Fund Level	(455,946)	—	(109,824)	(858)
Strong Large Company Growth Fund
Investor Class	(205,720)	—	—	—
Class K	(9,980)	—	—	—
Fund Level	(23,285)	—	(17,166)	(52)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 9. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 9.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong Growth 20 Fund, and Strong Growth Fund had no borrowings under the LOC during the period. Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, and Strong Large Company Growth Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Blue Chip Fund	$299,189,769	$347,213,562
Strong Discovery Fund	288,426,390	296,313,815
Strong Endeavor Fund	55,533,094	42,871,520
Strong Large Cap Growth Fund	488,140,487	661,015,584
Strong U.S. Emerging Growth Fund	92,206,505	130,830,822
Strong Enterprise Fund	509,701,352	557,478,547
Strong Growth 20 Fund	312,633,203	439,563,841
Strong Growth Fund	1,420,926,867	1,822,075,574
Strong Large Company Growth Fund	197,174,273	183,361,574

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Blue Chip Fund	$122,568,060	$29,737,854	$(197,036)	$29,540,818	$—	$—
Strong Discovery Fund	173,202,098	37,963,244	(1,050,447)	36,912,797	3,928,236	4,608,244
Strong Endeavor Fund	17,243,847	3,021,446	(148,668)	2,872,778	—	—
Strong Large Cap Growth Fund	430,639,167	106,275,818	(3,018,016)	103,257,802	—	—
Strong U.S. Emerging Growth Fund	46,049,708	19,935,159	(196,050)	19,739,109	—	—
Strong Enterprise Fund	265,834,702	51,533,582	(1,671,453)	49,862,129	—	—
Strong Growth 20 Fund	110,452,088	39,667,413	(217,651)	39,449,762	—	—
Strong Growth Fund	1,184,885,094	368,874,377	(8,827,205)	360,047,172	—	—
Strong Large Company Growth Fund	92,868,432	13,193,769	(761,909)	12,431,860	—	100,811

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Blue Chip Fund	$—	$—	$161,656,258	$1,014,186	$—	$—
Strong Discovery Fund	2,277,341	7,863,798	—	—	1,811,805	—
Strong Endeavor Fund	—	—	1,593,990	—	—	—
Strong Large Cap Growth Fund	—	—	474,563,716	—	—	—
Strong U.S. Emerging Growth Fund	—	—	43,574,217	—	—	—
Strong Enterprise Fund	—	—	292,402,241	—	—	—
Strong Growth 20 Fund	—	—	355,039,307	—	—	—
Strong Growth Fund	—	—	676,081,394	—	—	—
Strong Large Company Growth Fund	—	—	—	—	14,224	—

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 0.0% (unaudited).

Capital loss carryovers utililized during the year ended December 31, 2004 are as follows: Strong Blue Chip Fund $29,046,750, Strong Discovery Fund $0, Strong Endeavor Fund $249,696, Strong Large Cap Growth Fund $49,400,573, Strong U.S. Emerging Growth Fund $18,303,411, Strong Enterprise Fund $36,956,602, Strong Growth 20 Fund $30,639,188, Strong Growth Fund $235,730,148, and Strong Large Company Growth Fund $7,653,439.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

8.	Capital Share Transactions

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$15,912,520	$38,554,582	$56,324,478	$72,860,267
Proceeds from Reinvestment of Distributions	—	—	9,873,900	1,765,655
Payment for Shares Redeemed	(59,338,232)	(111,846,495)	(56,627,640)	(88,420,497)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(43,425,712)	$(73,291,913)	$9,570,738	$(13,794,575)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,389,346	4,237,712	2,749,369	4,453,708
Issued in Reinvestment of Distributions	—	—	486,928	93,470
Redeemed	(5,218,702)	(11,971,115)	(2,809,343)	(5,340,622)

Net Increase (Decrease) in Shares	(3,829,356)	(7,733,403)	426,954	(793,444)

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$25,656,689	$2,761,167	$23,281,058	$119,300,083
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(12,846,928)	(3,208,236)	(192,863,717)	(215,208,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$12,809,761	$(447,069)	$(169,582,659)	$(95,908,052)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	2,651,582	352,819	1,096,912	6,748,415
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(1,308,723)	(392,692)	(9,063,690)	(11,659,100)

Net Increase (Decrease) in Shares	1,342,859	(39,873)	(7,966,778)	(4,910,685)

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$30,644,802	$80,614,500
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(69,304,172)	(70,723,291)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(38,659,370)	$9,891,209

Transactions in Shares of the Fund Were as Follows:
Sold	2,023,780	6,579,270
Issued in Reinvestment of Distributions	—	—
Redeemed	(4,690,716)	(5,686,579)

Net Increase (Decrease) in Shares	(2,666,936)	892,691

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$58,477,939	$57,913,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(82,232,803)	(108,083,036)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,754,864)	(50,169,114)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	5,292,766	2,440,911
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,119,418)	(571,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,173,348	1,869,212

ADVISOR CLASS
Proceeds from Shares Sold	313,237	794,357
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(673,372)	(860,789)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(360,135)	(66,432)

CLASS K
Proceeds from Shares Sold	5,305,094	27,685,600
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(29,866,227)	(3,466,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,561,133)	24,219,452

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(44,502,784)	$(24,146,882)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,647,620	3,153,308
Issued in Reinvestment of Distributions	—	—
Redeemed	(3,660,631)	(5,809,732)

Net Increase (Decrease) in Shares	(1,013,011)	(2,656,424)

INSTITUTIONAL CLASS
Sold	234,398	124,525
Issued in Reinvestment of Distributions	—	—
Redeemed	(49,394)	(27,868)

Net Increase (Decrease) in Shares	185,004	96,657

ADVISOR CLASS
Sold	13,653	41,765
Issued in Reinvestment of Distributions	—	—
Redeemed	(30,106)	(42,658)

Net Increase (Decrease) in Shares	(16,453)	(893)

CLASS K
Sold	231,322	1,484,422
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,294,725)	(174,720)

Net Increase (Decrease) in Shares	(1,063,403)	1,309,702

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$16,029,770	$215,730,444
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(143,016,698)	(208,651,373)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(126,986,928)	7,079,071

ADVISOR CLASS
Proceeds from Shares Sold	1,291,825	1,330,952
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,213,182)	(3,819,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,921,357)	(2,488,442)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(128,908,285)	$4,590,629

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,211,916	20,382,621
Issued in Reinvestment of Distributions	—	—
Redeemed	(10,901,063)	(18,867,469)

Net Increase (Decrease) in Shares	(9,689,147)	1,515,152

ADVISOR CLASS
Sold	99,212	116,482
Issued in Reinvestment of Distributions	—	—
Redeemed	(243,324)	(323,340)

Net Increase (Decrease) in Shares	(144,112)	(206,858)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$95,253,378	$195,543,770
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(452,294,896)	(449,810,001)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(357,041,518)	(254,266,231)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	50,957,625	97,951,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(102,489,398)	(53,916,690)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,531,773)	44,035,232

ADVISOR CLASS
Proceeds from Shares Sold	1,130,060	4,568,184
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(4,859,149)	(7,899,492)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,729,089)	(3,331,308)

CLASS C
Proceeds from Shares Sold	7,895	385,777
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(240,608)	(48,846)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(232,713)	336,931

CLASS K
Proceeds from Shares Sold	29,280,184	51,582,602
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(27,039,383)	(19,995,565)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,240,801	31,587,037

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(410,294,292)	$(181,638,339)

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,403,825	13,337,882
Issued in Reinvestment of Distributions	—	—
Redeemed	(25,653,429)	(28,947,288)

Net Increase (Decrease) in Shares	(20,249,604)	(15,609,406)

INSTITUTIONAL CLASS
Sold	2,807,793	6,457,458
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,693,537)	(3,285,692)

Net Increase (Decrease) in Shares	(2,885,744)	3,171,766

ADVISOR CLASS
Sold	64,603	304,356
Issue	—	—
Redeemed	(277,909)	(503,466)

Net Increase (Decrease) in Shares	(213,306)	(199,110)

CLASS C
Sold	459	25,570
Issue	—	—
Redeemed	(13,972)	(2,959)

Net Increase (Decrease) in Shares	(13,513)	22,611

CLASS K
Sold	1,658,492	3,430,845
Issue	—	—
Redeemed	(1,483,358)	(1,204,449)

Net Increase (Decrease) in Shares	175,134	2,226,396

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$58,344,944	$71,224,694
Proceeds from Reinvestment of Distributions	—	12,085
Proceeds from Redemption Fees	63,114	30,740
Payment for Shares Redeemed	(42,348,813)	(31,528,112)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,059,245	39,739,407

CLASS K
Proceeds from Shares Sold	3,776,093	1,000,551
Proceeds from Reinvestment of Distributions	—	—
Proceeds from Redemption Fees	2,450	626
Payment for Shares Redeemed	(463,462)	(28,718)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,315,081	972,459

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$19,374,326	$40,711,866

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	4,080,224	5,804,010
Issued in Reinvestment of Distributions	—	1,118
Redeemed	(3,042,496)	(2,514,076)

Net Increase (Decrease) in Shares	1,037,728	3,291,052

CLASS K
Sold	265,582	78,792
Issued in Reinvestment of Distributions	—	—
Redeemed	(32,837)	(2,190)

Net Increase (Decrease) in Shares	232,745	76,602

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Strong Growth Funds:

We have audited the accompanying statements of assets and liabilities of Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund (all nine collectively constituting Strong Growth Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Blue Chip Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Blue Chip Fund into the Wells Fargo Advantage Large Company Growth Fund.

For	Against	Abstain
6,811,915.763	211,070.695	132,524.389

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
6,799,803.121	205,433.514	150,274.212

To approve an interim sub-advisory agreement with Peregrine Capital Management, Inc.

For	Against	Abstain
6,780,321.462	220,311.452	154,877.933

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
7,155,510.847	—	—

Results of Special Meeting of Shareholders of Strong Discovery Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Discovery Fund into the Wells Fargo Advantage Discovery Fund.

For	Against	Abstain
4,518,362.083	208,405.514	113,218.806

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
4,491,694.763	223,560.385	124,731.255

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,481,099.104	226,992.449	131,894.850

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,839,986.403	—	—

Results of Special Meeting of Shareholders of Strong Endeavor Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Endeavor Fund into the Wells Fargo Advantage Capital Growth Fund.

For	Against	Abstain
1,929,267.145	6,444.512	1,395.188

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
1,929,033.500	7,164.851	908.494

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
1,929,753.839	6,444.512	908.494

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
1,937,106.845	—	—

Results of Special Meeting of Shareholders of Strong Large Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Large Cap Growth Fund into the Wells Fargo Advantage Large Cap Growth Fund.

For	Against	Abstain
15,846,343.032	490,055.107	264,559.511

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
15,802,770.852	492,068.386	306,118.412

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
15,774,762.555	509,132.408	317,062.687

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
16,600,957.650	—	—

Results of Special Meeting of Shareholders of Strong U.S. Emerging Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong U.S. Emerging Growth Fund into the Wells Fargo Advantage Small Cap Growth Fund.

For	Against	Abstain
2,458,514.508	75,634.110	54,623.712

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,450,436.494	79,084.048	59,251.788

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,446,469.053	81,661.305	60,641.972

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,588,772.330	—	—

Results of Special Meeting of Shareholders of Strong Enterprise Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Enterprise Fund into the Wells Fargo Advantage Enterprise Fund.

For	Against	Abstain
6,687,917.363	225,948.205	135,768.964

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
6,646,973.052	249,712.226	152,949.254

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
6,631,427.780	254,732.841	163,473.911

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
7,049,634.532	—	—

Results of Special Meeting of Shareholders of Strong Growth 20 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Growth 20 Fund into the Wells Fargo Advantage Growth Fund.

For	Against	Abstain
5,533,701.257	203,769.299	215,176.854

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,494,401.613	216,006.698	242,239.099

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,499,220.107	216,035.623	237,391.680

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,952,647.410	—	—

Results of Special Meeting of Shareholders of Strong Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Growth Fund into the Wells Fargo Advantage Growth Fund.

For	Against	Abstain
47,034,675.672	1,185,781.208	744,280.706

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
46,890,361.599	1,221,651.791	852,724.196

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
46,815,360.747	1,260,105.361	889,271.478

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
48,964,737.586	—	—

Results of Special Meeting of Shareholders of Strong Large Company Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Large Company Growth Fund into the Wells Fargo Advantage Capital Growth Fund.

For	Against	Abstain
3,054,662.215	83,443.902	59,998.294

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
3,042,618.212	90,391.353	65,094.846

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
3,043,733.137	86,473.909	67,897.365

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,198,104.411	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48465 02-05

AGRO/WH2890 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Discovery Fund, Inc.	$6,787	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Discovery Fund, Inc.	$11,815	$0	$2,832	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Discovery Fund, Inc., on behalf of Strong Discovery Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005